                                                                   March 6, 2001

Kemper

Important News
  for Kemper High Yield Opportunity Fund Shareholders
While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting Kemper High Yield Opportunity Fund that will be the subject of a shareholder vote.
================================================================================
                                      Q&A
                            -----------------------
                             QUESTIONS AND ANSWERS
                            -----------------------
Q What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders.

Q What issues am I being asked to vote on?

A As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

 . the election of your fund's Board of Trustees;

 . the combination of your fund into Scudder High Yield Bond Fund, a fund with similar investment policies that is also managed by ZSI; upon completion of the transaction, the surviving fund would be renamed "Scudder High Yield Opportunity Fund;" and

 . the ratification of Ernst & Young LLP as your fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q Why am I voting on my fund's Board of Trustees?

A The Trustees are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement/Prospectus outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. If the proposal to combine your fund with Scudder High Yield Bond Fund is approved by the shareholders, the Board of Scudder High Yield Bond Fund will oversee the operations of the combined fund. You will find information about the members of that fund's board in that fund's statement of additional information, which is available upon request.

                                                          [LOGO OF KEMPER FUNDS]

Q What does the Board do for my fund?

A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.

Q Why has the Board recommended that I vote in favor of the proposed combination?

A As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:

 . As part of ZSI's overall restructuring, your fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

 . The combined fund would adopt an investment management fee schedule that, at all asset levels, is lower than the current rate applicable to your fund.

 . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

 . It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 . Although your fund agreed to pay the estimated costs of the reorganization allocated to each class of shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the reorganization. ZSI agreed to pay all of the costs of the reorganization that exceed estimated costs.

Q How would the reorganization of my fund into another fund be processed?

A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in Scudder High Yield Bond Fund.
The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down--depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q When would the reorganization take place?

A If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q What other issues am I asked to vote on?

A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors. However, if the reorganization of your fund into Scudder High Yield Bond Fund is approved by a majority of the fund's shareholders, PricewaterhouseCoopers LLP will serve as independent auditors of the combined fund.

Q Whom should I call for additional information about this Proxy
Statement?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Kemper Funds Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Scudder Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization and proposals that require shareholder ap-proval.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposals that require shareholder approval. The Proxy Statement/Prospectus itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001 our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani
                                     /s/ Mark S. Casady

 Edmond D. Villani                     Mark S. Casady
 Chief Executive Officer               President
 Zurich Scudder Investments, Inc.      Kemper High Yield Series

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                      KEMPER HIGH YIELD OPPORTUNITY FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper High Yield Opportunity Fund (the "Fund"), a series of Kemper High Yield Series (the "Trust"), will be held at the offices of Zurich Scudder In-vestments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of the Trust.

  Proposal 2:     To approve an Agreement and Plan of Reorganization for the
                  Fund (the "Plan"). Under the Plan, (i) all or substan-tially all of the assets and all of the liabilities of the Fund would be transferred to Scudder High Yield Bond Fund,
                  (ii) each shareholder of the Fund would receive shares of Scudder High Yield Bond Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

  Proposal 3:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for the Fund for the Fund's current fis-cal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or post-ponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or the Fund's (for a Fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such ad-journment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,

                                                        /s/ Maureen E. Kane

                                                                Maureen E. Kane
                                                                      Secretary

March 6, 2001

 IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1

PROPOSAL 1: ELECTION OF TRUSTEES..........................................   3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..............  11

   SYNOPSIS...............................................................  11

   PRINCIPAL RISK FACTORS.................................................  33

   THE PROPOSED TRANSACTION...............................................  33

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS................................................................  43

ADDITIONAL INFORMATION....................................................  43

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                      KEMPER HIGH YIELD OPPORTUNITY FUND
                             a separate series of
                KEMPER HIGH YIELD SERIES (the "Acquired Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

            by and in exchange for shares of beneficial interest of SCUDDER HIGH YIELD BOND FUND (to be renamed Scudder High Yield Opportunity
                                    Fund),
                             a separate series of
                SCUDDER PORTFOLIO TRUST (the "Acquiring Trust")
                            Two International Place
                       Boston, Massachusetts 02110-4103
                                (800) 728-3337

                            ----------------------

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Kem-per High Yield Opportunity Fund (the "Fund") in connection with three propos-als. Proposal 1 describes the election of Trustees and Proposal 3 proposes the ratification of the selection of the Fund's auditors.

    In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Scudder High Yield Bond Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of beneficial interest of Scudder High Yield Bond Fund and the assumption by Scudder High Yield Bond Fund of all of the liabilities of the Fund, as described more fully below (the "Reorgani-zation"). Shares of Scudder High Yield Bond Fund received would then be dis-tributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder High Yield Bond Fund and will receive shares of Scudder High Yield Bond Fund having an aggregate net asset

                            ----------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

value as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date") equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Reorganization (the "Closing") is con-tingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about June 25, 2001.

    Proposals 1 and 2 arise out of a restructuring program proposed by Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), the investment manager of both the Fund and Scudder High Yield Bond Fund, described in more detail below. The restructuring program is designed to respond to changing in-dustry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kem-per Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Fund shareholders.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Scudder High Yield Bond Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

    Scudder High Yield Bond Fund and the Fund are diversified series of shares of beneficial interest of the Acquiring Trust and the Acquired Trust, respec-tively, which are open-end management investment companies organized as Massa-chusetts business trusts.

    This Proxy Statement/Prospectus sets forth concisely the information about Scudder High Yield Bond Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of Scudder High Yield Bond Fund, see Scudder High Yield Bond Fund's prospectus offering Class A, Class B and Class C shares dated March 1, 2001, as supple-mented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment ob-jective, policies, restrictions and risks of the Fund, see the Fund's prospec-tus dated January 1, 2001, as supplemented from time to time, which is also incorpo-rated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Fund at the telephone number or ad-dress listed above.

    Also incorporated herein by reference is Scudder High Yield Bond Fund's statement of additional information relating to Class A, Class B and Class C shares dated March 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Scudder High Yield Bond Fund at the telephone number or address listed above. A Statement of Additional Information, dated March 6, 2001, containing additional informa-tion about the Reorganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Scudder High Yield Bond Fund at the telephone number or address listed above. Shareholder inquiries regarding Scudder High Yield Bond Fund may be made by calling (800) 728-3337 and shareholder inquiries regarding the Fund may be made by calling (800) 621-1048. The information contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

    The Board of Trustees of the Acquired Trust is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 24, 2001, at ZSI's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Acquired Trust. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as described under Proposal 2, is not approved by shareholders. However, if the Plan is approved, the current Board of Trustees of the Acquiring Trust will oversee the operations of the combined fund (see "Synopsis--Other Differences Between the Funds" under Proposal 2).

    As discussed further below, ZSI commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connec-tion with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Acquired Trust were nominated after careful consideration by the pres-ent Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Acquired Trust and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nomi-nees, although not currently trustees or directors of any Kemper Fund, are se-nior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Ac-quired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupa-tion(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;    1999
formerly, First Chicago NBD Corporation/The
First National Bank of Chicago: 1996-1998,
Executive Vice President and Chief Risk
Management Officer; 1995-1996, Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
Lewis A. Burnham (1/8/33),(/1/) Retired;       1977
formerly, Partner, Business Resources Group;
formerly, Executive Vice President, Anchor
Glass Container Corporation.

Mark S. Casady (9/12/60),* Managing Director,  Nominee
ZSI; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing     2000
Director, ZSI.

Donald L. Dunaway (3/8/37),(/1/) Retired;      1980
formerly, Executive Vice President, A.O.
Smith Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished   Nominee
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing         Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.

Robert B. Hoffman (12/11/36),(/1/) Retired;    1981
formerly, Chairman, Harnischfeger Industries,
Inc. (machinery for the mining and paper
industries); formerly, Vice Chairman and
Chief Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery
and chemicals); Director, Harnischfeger
Industries, Inc.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
Shirley D. Peterson (9/3/41),(/1/) Retired;    1995
formerly, President, Hood College; formerly,
Partner, Steptoe & Johnson (attorneys); prior
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of    Nominee
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee;
previously member of the Investment Committee
of Atlanta University Board of Trustees;
formerly, Director of Board of Pensions
Evangelical Lutheran Church in America.

William P. Sommers (7/22/33),(/1/) Retired;    1979
formerly, President and Chief Executive
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

John G. Weithers (8/8/33),(/3/) Formerly,      Nominee
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exchanges; Director,
Records Management Systems.

-----------
* Interested person of the Acquired Trust, as defined in the Investment Com-pany Act of 1940, as amended (the "1940 Act").
(/1/)Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios man-aged by ZSI.
(/2/)Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(/3/)Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                             Present Office with the Acquired
                              Trust; Principal Occupation or
Name (Date of Birth)           Employment and Directorships
--------------------       ------------------------------------
Donald R. Jones (1/17/30)  Trustee; Retired; formerly,
                           Director, Motorola, Inc.
                           (manufacturer of electronic
                           equipment and components); Executive
                           Vice President and Chief Financial
                           Officer, Motorola, Inc.

    Appendix 1 lists the number of shares of each series of the Acquired Trust owned directly or beneficially by the Trustees and by the nominees for elec-tion.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the pro-posed Board of Trustees is approved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current Independent Trustees of the Acquired Trust.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Com-mittee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that deline-ates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    The Board of Trustees has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for considera-tion as nominees for membership on the Board and oversees the administration of the Acquired Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Acquired Trust. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William P. Sommers. The Nominating and Governance Com-mittee held two meetings during calendar year 2000.

Officers

    The following persons are officers of the Acquired Trust:

                                    Present Office with the
                                        Acquired Trust;
                                    Principal Occupation or   Year First Became
Name (Date of Birth)                    Employment(/1/)        an Officer(/2/)
--------------------                ------------------------  -----------------
Mark S. Casady..................... President; Managing             1998
 (9/21/60)                          Director, ZSI; formerly,
                                    Institutional Sales
                                    Manager of an
                                    unaffiliated mutual fund
                                    distributor.

Linda C. Coughlin.................. Trustee, Vice President         2000
 (1/1/52)                           and Chairperson;
                                    Managing Director, ZSI

Philip J. Collora.................. Vice President and              1989
 (11/15/45)                         Assistant Secretary;
                                    Attorney, Senior Vice
                                    President, ZSI.

Kathryn L. Quirk................... Vice President; Managing        1998
 (12/3/52)                          Director, ZSI.

Harry E. Resis, Jr. ............... Vice President; Managing        1993
 (11/24/45)                         Director, ZSI.

Richard L. Vandenberg.............. Vice President; Managing        2001
 (11/16/49)                         Director, ZSI; formerly,
                                    Senior Vice President
                                    and Portfolio Manager
                                    with an unaffiliated
                                    investment management
                                    firm.

Linda J. Wondrack.................. Vice President; Managing        1998
 (9/12/64)                          Director, ZSI.

John R. Hebble..................... Treasurer; Senior Vice          1998
 (6/27/58)                          President, ZSI.

Brenda Lyons....................... Assistant Treasurer;            1998
 (2/21/63)                          Senior Vice President,
                                    ZSI.

Maureen E. Kane.................... Secretary; Vice                 1998
 (2/14/62)                          President, ZSI;
                                    formerly, Assistant Vice
                                    President of an
                                    unaffiliated investment
                                    management firm; prior
                                    thereto, Associate Staff
                                    Attorney of an
                                    unaffiliated investment
                                    management firm, and
                                    Associate, Peabody &
                                    Arnold (law firm).

Caroline Pearson................... Assistant Secretary;            1998
 (4/1/62)                           Managing Director, ZSI;
                                    formerly, Associate,
                                    Dechert Price & Rhoads
                                    (law firm) 1989 to 1997.

-----------
(/1/)Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(/2/)The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Acquired Trust.

Compensation of Trustees and Officers

    The Acquired Trust pays the Independent Trustees a monthly retainer and an attendance fee, plus expenses, for each Board meeting and committee meeting at-tended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. ZSI supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stock-holders of ZSI and participate in the fees paid to that firm, although the Ac-quired Trust makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Acquired Trust are not entitled to benefits under any pension or retire-ment plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Acquired Trust who is not standing for re-elec-tion, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (ap-proximately $225,000 in the aggregate for all the Kemper Funds).

    The following Compensation Table provides in tabular form the following da-ta:

    Column (1) All Trustees who receive compensation from the Acquired Trust.

    Column (2) Aggregate compensation received by each Trustee from the Ac-quired Trust during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                                                    Total
                                                              Compensation from
                                   Aggregate Compensation           Fund
Name of Trustee                     from Acquired Trust       Complex(/2/)(/3/)
---------------                ------------------------------ -----------------
John W. Ballantine............ $12,234.26 (2 fund portfolios)    $183,570.00
Lewis A. Burnham.............. $10,530.14 (2 fund portfolios)    $154,040.00
Donald L. Dunaway(/1/)........ $13,697.34 (2 fund portfolios)    $205,350.00
Robert B. Hoffman............. $10,973.51 (2 fund portfolios)    $163,890.00
Donald R. Jones............... $10,914.95 (2 fund portfolios)    $163,170.00
Shirley D. Peterson........... $ 9,795.27 (2 fund portfolios)    $149,010.00
William P. Sommers............ $10,481.86 (2 fund portfolios)    $153,330.00

-----------
(/1/) Pursuant to deferred compensation agreements with the Acquired Trust, Mr. Dunaway has deferred, in prior years, compensation from the Acquired Trust. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total de-ferred fees (including interest thereon) payable from the Acquired Trust to Mr. Dunaway are $38,120.
(/2/) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administra-tion agreement for certain funds (including fee caps) and the consolida-tion of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520 and $43,200 for Messrs. Ballantine, Burnham,
      Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A por-tion of these meeting fees was borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

                       PROPOSAL 2: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Scudder High Yield Bond Fund in exchange for Class A, Class B and Class C shares of Scudder High Yield Bond Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and (c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder High Yield Bond Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund. Immediately after the Reorganization, each shareholder of the Fund will hold shares of the class of shares of Scudder High Yield Bond Fund that corresponds to the class of shares of the Fund held by that share-holder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Val-uation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment. Services provided to the Class A, Class B and Class C shareholders of Scudder High Yield Bond Fund are identical to those currently provided to shareholders of the corresponding class of the Fund. See "Purchases, Exchanges and Redemptions."

Background of the Reorganization

    The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and poli-cies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment perfor-mance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

    Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, ZSI provides or pays for substantially all services that the fund normally requires for its opera-tions, other than those provided under the fund's investment management agree-ment and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experi-ence, and, for the term of the administrative services agreement, transfers substantially all of the risk of increased costs to ZSI. Likewise, ZSI re-ceives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. Scudder High Yield Bond Fund has implemented such an administrative fee, as described in "Administrative Fee" below. As part of the restructuring effort, ZSI has proposed extending this administra-tive fee structure to those funds currently offered under the Kemper name.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Trustees have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" be-low.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . As part of ZSI's overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution chan-nel.

  . The combined fund would adopt an investment management fee schedule that, at all asset levels, is lower than the current rate applicable to the Fund.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to each class of shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay all of the costs of the Reorganization that exceed esti-mated costs.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

  . the Reorganization is in the best interests of the Fund and its share-holders; and

  . the interests of the existing shareholders of the Fund will not be di-luted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Scudder High Yield Bond Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' prospec-tuses.

    The investment objectives, policies and restrictions of the Funds are sim-ilar. Some differences do exist. The investment objective of Scudder High Yield Bond Fund is to seek to provide high income and, secondarily, capital appreciation. The investment objective of the Fund is to seek total return through high current income and capital appreciation. It is expected that prior to the completion of the Reorganization, Scudder High Yield Bond Fund would be renamed Scudder High Yield Opportunity Fund and would adopt the cur-rent investment objective of the Fund. Both Funds have the same portfolio man-agement teams and are managed in a substantially similar manner. There can be no assurance that either Fund will achieve its investment objective.

    Each Fund invests mainly in lower rated, higher yielding corporate bonds, often called junk bonds (i.e., bonds rated BB/Ba and below by Moody's Invest-ors Service, Inc. or Standard & Poor's Ratings Service) of U.S. issuers. While each Fund normally invests at least 65% of total assets in junk bonds, each typically invests approximately 80-90% of its total assets in high yield, fixed-income securities. Scudder High Yield Bond Fund may invest up to 35% of its total assets in bonds of higher credit quality (i.e., rated BBB/Baa and above), but normally invests less than 35% in such bonds. Each Fund may invest up to 25% of its total assets in bonds of foreign issuers. In seeking to enhance to-tal return, the Fund may invest up to 20% of its total assets in common stocks and other equities, including preferred stocks, convertible securities and real estate investment trusts (REITs), while Scudder High Yield Bond Fund may also invest in such equity securities, among a variety of other securities, consistent with its investment objective of providing high income.

    While the Investment Manager may adjust each Fund's duration (a measure of sensitivity to interest rate movements), the Investment Manager generally in-tends to keep it between four and eight years for Scudder High Yield Bond Fund. The Fund does not have a stated duration range; the Investment Manager adjusts the Fund's duration depending on its outlook for interest rates. Also, although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the Investment Manager does not intend to use them as principal investments for either Fund, and might not use them at all.

    In deciding which securities to buy and sell for each Fund, the Investment Manager relies on extensive independent analysis. Bonds of companies whose credit is gaining strength or which are deemed unlikely to default are sought for the Fund, while Scudder High Yield Bond Fund seeks bonds from three types of issuers: (i) young, growing companies that seem to have good business pros-pects and whose credit is gaining strength; (ii) companies that have stable or growing cash flows and appear able to improve their balance sheets; and (iii) established companies that may have been through setbacks but now look to be regaining their financial health, perhaps in conjunction with some type of positive restructuring. For the Fund, the Investment Manager also seeks to take advantage of special opportunities by investing in stocks of high yield issuers, including initial public offerings of stock (IPOs). Based on analysis of economic and market trends, the Investment Manager may, with respect to each Fund, favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and indus-tries represented. For example, in the case of the Fund, the Investment Man-ager typically favors subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if the Manager expects an eco-nomic slowdown.

    The Funds' fundamental investment restrictions, as set forth under "In-vestment Restrictions" in each Fund's statement of additional information, are identical. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. The Funds' non-fundamental investment restric-tions (i.e., those changeable by the Board without shareholder approval), as set forth under "Investment Restrictions" in each Fund's statement of addi-tional information, are identical, except that (i) Scudder High Yield Bond Fund can-not, with certain exceptions, borrow money in an amount greater than 5% of its total assets, while the limit applicable to the Fund is 20% of total assets;
(ii) Scudder High Yield Bond Fund may not lend portfolio securities in an amount greater than 5% of its total assets whereas the Fund may lend up to one-third of its total assets; and (iii) the Fund, and not Scudder High Yield Bond Fund, has a stated restriction limiting the Fund's investments in illiq-uid securities to no more than 15% of its net assets. Both Funds are, however, subject to the 15% restriction on illiquid securities pursuant to applicable regulation. It is expected that prior to the completion of the Reorganization, Scudder High Yield Bond Fund would adopt the Fund's current non-fundamental investment restriction allowing it to borrow money in an amount equal to 20% of its total assets. Investors should refer to each Fund's statement of addi-tional information for a more detailed description of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Scudder High Yield Bond Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator secu-rities with maturities at the time of acquisition of one year or less), for the fiscal year ended January 31, 2000 was 53%. The portfolio turnover rate for the Fund for the fiscal year ended September 30, 2000 was 66%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

    The portfolio characteristics of the combined fund after the Reorganiza-tion will reflect the blended characteristics of the Fund and Scudder High Yield Bond Fund. The following characteristics are as of December 31, 2000 for both Funds and also reflect the blended characteristics of both Funds after the Reorganization as of that same date.

                             Portfolio Composition

                                                                        Portfolio Quality (as a % of
                                                                           bond investments)(/3/)
                                                                 %     -------------------------------
                                        Avg.         Avg.     Invested  BBB
                                      Maturity     Duration      in     and              Below
                         Yield(/1/) (Years)(/2/) (Years)(/2/) Equities above  BB     B     B   Unrated
                         ---------- ------------ ------------ -------- ----- ----- ----- ----- -------
Fund....................   12.31%       5.8          3.4       4.00%    8.0% 18.0% 54.0% 18.0%  2.0%
Scudder High Yield Bond
 Fund...................   11.48%       6.9          4.1       3.00%   10.0% 24.0% 57.0%  6.0%  3.0%
Scudder High Yield Bond
 Fund --Pro Forma
 Combined(/4/)..........   11.61%       6.7          4.0       3.15%    9.7% 23.1% 56.5%  7.8%  2.9%

-----------
(/1/)The yield provided for the Fund represents the yield for its Class A shares and the yield provided for Scudder High Yield Bond Fund represents the yield for its Class S shares, each for the 30 days ended December 31, 2000. The yield is computed by dividing the net investment income per share earned during a specified one month or 30-day period by the maximum offering price per share on the last day of the period. In the case of the Class S shares of Scudder High Yield Bond Fund, the maximum offering price was calculated using the up-front sales charge applicable to Class A shares. The Pro Forma yield reflects the Class A shares' up-front sales charge of the combined fund, giving effect to the Reorganization, and, therefore, is not necessarily indicative of the actual yield to any par-ticular shareholder. The yield for other classes of shares would vary.
(/2/)Both dollar-weighted average maturity and duration reflect the sensitivity of a Fund to interest rate fluctuations. The average dollar-weighted matu-rity of a Fund is the dollar-weighted average of the stated maturities of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. Other factors being equal (e.g., portfolio quality), a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. For example, a Fund with a duration of five years is expected to experi-ence a price decrease of roughly five percent for each percent increase in interest rates, while a comparable fund with a duration of four years is expected to experience a price decrease of roughly four percent for the same change in interest rates.
(/3/)Represents the lower of ratings by Moody's and S&P. See Annex A to each Fund's statement of additional information for a general description of Moody's and S&P's ratings.
(/4/)Reflects the blended characteristics of the Fund and Scudder High Yield
     Bond Fund as of December 31, 2000. The portfolio composition and charac-teristics of the combined fund will change consistent with its stated in-vestment objectives and policies.

Performance

    The following tables show how the returns of the Fund and Scudder High Yield Bond Fund over different periods average out. For context, the tables also include broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of both Funds and the indices vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                 Class A Shares

                                                 Past      Since       Since
                                                 Year    Inception* Inception**
                                                -------  ---------- -----------
Fund -- Class A(/1/)..........................  (19.57%)   (4.47%)       N/A
Scudder High Yield Bond Fund -- Class A(/2/)..  (11.22%)      N/A      4.03%
Comparative Index for the Fund: Salomon
  Brothers Long-Term High Yield Bond
  Index(/3/)..................................    2.86%     4.77%        N/A
Comparative Index for Scudder High Yield Bond
  Fund: Merrill Lynch High Yield Master
  Index(/4/)..................................   (3.79%)      N/A      4.79%

-----------

 * Inception date of the Fund's Class A shares is October 1, 1997. Index comparison begins October 31, 1997.
** Inception date of Scudder High Yield Bond Fund's Class S shares is June 27, 1996. Index comparison begins June 30, 1996.
(/1/) Class A performance is adjusted for maximum sales charge.
(/2/) Class A shares of Scudder High Yield Bond Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder High Yield Bond Fund's Class A shares are de-rived from the historical performance of Class S shares, adjusted to re-flect the impact of the maximum initial sales charge and the higher total annual operating expenses applicable to Class A shares.
(/3/) The Salomon Brothers Long-Term High Yield Bond Index is an unmanaged in-dex that measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.
(/4/) The Merrill Lynch High Yield Master Index is an unmanaged index that broadly reflects corporate bonds that are below investment grade.

    Total return for Scudder High Yield Bond Fund would have been lower during both periods shown in the table above if the Investment Manager had not main-tained expenses since inception.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                 Class B Shares

                                                 Past      Since       Since
                                                 Year    Inception* Inception**
                                                -------  ---------- -----------
Fund -- Class B(/1/)..........................  (18.77%)   (4.35%)       N/A
Scudder High Yield Bond Fund -- Class B(/2/)..  (10.58%)      N/A      3.87%
Comparative Index for the Fund: Salomon
  Brothers Long-Term High Yield Bond
  Index(/3/)..................................    2.86%     4.77%        N/A
Comparative Index for Scudder High Yield Bond
  Fund: Merrill Lynch High Yield Master
  Index(/4/)..................................   (3.79%)      N/A      4.79%

-----------

 * Inception date of the Fund's Class B shares is October 1, 1997. Index com-parison begins October 31, 1997.
** Inception date of Scudder High Yield Bond Fund's Class S shares is June 27, 1996. Index comparison begins June 30, 1996.
(/1/)Class B performance is adjusted for maximum contingent deferred sales charge.
(/2/)Class B shares of Scudder High Yield Bond Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder High Yield Bond Fund's Class B shares are de-rived from the historical performance of Class S shares, adjusted to re-flect the impact of the maximum contingent deferred sales charge and the higher total annual operating expenses applicable to Class B shares.
(/3/)The Salomon Brothers Long-Term High Yield Bond Index is an unmanaged index that measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.
(/4/)The Merrill Lynch High Yield Master Index is an unmanaged index that broadly reflects corporate bonds that are below investment grade.

    Total return for Scudder High Yield Bond Fund would have been lower during both periods shown in the table above if the Investment Manager had not main-tained expenses since inception.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class C Shares

                                                 Past      Since       Since
                                                 Year    Inception* Inception**
                                                -------  ---------- -----------
Fund -- Class C...............................  (16.62%)   (3.90%)       N/A
Scudder High Yield Bond Fund -- Class C(/1/)..   (7.76%)      N/A      4.28%
Comparative Index for the Fund: Salomon
  Brothers Long-Term High Yield Bond
  Index(/2/)..................................    2.86%     4.77%        N/A
Comparative Index for Scudder High Yield Bond
  Fund: Merrill Lynch High Yield Master
  Index(/3/)..................................   (3.79%)      N/A      4.77%

-----------
* Inception date of the Fund's Class C shares is October 1, 1997. Index comparison begins October 31, 1997.
** Inception date of Scudder High Yield Bond Fund's Class S shares is June 27, 1996. Index comparison begins June 30, 1996.
(/1/) Class C shares of Scudder High Yield Bond Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder High Yield Bond Fund's Class C shares are de-rived from the historical performance of Class S shares, adjusted to re-flect the impact of the higher total annual operating expenses applica-ble to Class C shares.
(/2/) The Salomon Brothers Long-Term High Yield Bond Index is an unmanaged in-dex that measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or long-er.
(/3/) The Merrill Lynch High Yield Master Index is an unmanaged index that broadly reflects corporate bonds that are below investment grade.

    Total return for Scudder High Yield Bond Fund would have been lower during both periods shown in the table above if the Investment Manager had not main-tained expenses since inception.

    For management's discussion of Scudder High Yield Bond Fund's performance for the fiscal year ended January 31, 2000, please refer to Exhibit B. Share-holders of the Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares, which would reduce performance.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. ZSI is a Delaware corpo-ration located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of January 31, 2000, Scudder High Yield Bond Fund had total net assets of $153,282,446. For the fiscal year ended January 31, 2000, Scudder High Yield Bond Fund paid the Investment Manager a fee of 0.36% (after waivers) of its average daily net assets. As of September 30, 2000, the Fund had total net as-sets of $22,386,702. For the fiscal year ended September 30, 2000, the Fund paid the Investment Manager a fee of 0.65% of its average daily net assets.

    Currently, the fee schedules for the Fund and Scudder High Yield Bond Fund are as follows:

                Fund                            Scudder High Yield Bond Fund
-------------------------------------       ------------------------------------------
Average Daily Net Assets     Fee Rate       Average Daily Net Assets       Fee Rate
------------------------     --------       ------------------------       --------
First $250 million            0.65%         First $500 million              0.600%
Next $750 million             0.62%         Next $500 million               0.575%
Next $1.5 billion             0.60%         Over $1 billion                 0.550%
Next $2.5 billion             0.58%
Next $2.5 billion             0.55%
Next $2.5 billion             0.53%
Next $2.5 billion             0.51%
Over $12.5 billion            0.49%

    ZSI has proposed that Scudder High Yield Bond Fund adopt a new investment management fee schedule, that, at all asset levels, is lower than the fee schedule for the Fund, as shown in the table below:

                                    Combined Fund
         ---------------------------------------------------------------------
         Average Daily Net Assets                                     Fee Rate
         ------------------------                                     --------
         First $500 million                                            0.600%
         Next $500 million                                             0.575%
         Next $500 million                                             0.550%
         Next $500 million                                             0.525%
         Next $1 billion                                               0.500%
         Over $3 billion                                               0.475%

    The effectiveness of the new investment management agreement for Scudder High Yield Bond Fund and the Closing are contingent upon each other. Based upon each Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for Scudder

High Yield Bond Fund after the Reorganization would be 0.60% of average daily net assets, giving effect to the proposed new investment management agreement.

Administrative Fee

    Scudder High Yield Bond Fund has entered into an administrative services agreement with ZSI (the "Administration Agreement"), pursuant to which ZSI provides or pays others to provide substantially all of the administrative services required by the Class A, Class B and Class C shares of Scudder High Yield Bond Fund (other than those provided by ZSI under its investment manage-ment agreement with that Fund) in exchange for the payment by Scudder High Yield Bond Fund of an annual administrative services fee (the "Administrative Fee") equal to 0.325%, 0.375% and 0.35% of average daily net assets attribut-able to the Class A, Class B and Class C shares, respectively. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current shareholder services agreement and underwriting and distribution services agreement with Scudder High Yield Bond Fund are not covered by, and are in ad-dition to, the Administrative Fee. One effect of this arrangement is to make Scudder High Yield Bond Fund's future expense ratio more predictable. On the other hand, the administrative fee rate does not decrease with economies of scale from increases in asset size or decreased operating expenses. The de-tails of this arrangement (including expenses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Scudder High Yield Bond Fund pursuant to separate agreements. These Service Providers may differ from the current Service Providers of the Fund. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes net asset value for Scudder High Yield Bond Fund and maintains its accounting records. Kemper Service Company, also a subsidi-ary of ZSI, is the transfer, shareholder servicing and dividend-paying agent for the Class A, Class B and Class C shares of Scudder High Yield Bond Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and record-keeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of Scudder High Yield Bond Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Scudder High Yield Bond Fund.

    Under the Administration Agreement, each Service Provider provides the services to Scudder High Yield Bond Fund described above, except that ZSI pays these entities for the provision of their services to Scudder High Yield Bond Fund and pays most other fund expenses, including insurance, registration, printing and postage fees. In return, Scudder High Yield Bond Fund pays ZSI the Administrative Fee.

    The Administration Agreement will remain in effect with respect to the Class A, Class B and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the trustees that oversee Scudder High Yield Bond Fund. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is ap-proved at least annually by a majority of the trustees, including the Indepen-dent Trustees, that oversee Scudder High Yield Bond Fund. The fee payable by Scudder High Yield Bond Fund to ZSI pursuant to the Administration Agreement is reduced by the amount of any credit received from Scudder High Yield Bond Fund's custodian for cash balances.

    Certain expenses of Scudder High Yield Bond Fund are not borne by ZSI un-der the Administration Agreement, such as taxes, brokerage, interest and ex-traordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). Scudder High Yield Bond Fund continues to pay the fees required by its investment manage-ment agreement with ZSI. In addition, it pays the fees under its services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Services Fees" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B and Class C shares of Scudder High Yield Bond Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of each class of Scudder High Yield Bond Fund following the Reorganization will be lower than the current expense ratio of the corresponding class of the Fund. Unless otherwise noted, the in-formation is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 (prior to the creation of Class A, Class B and Class C shares of Scudder High Yield Bond Fund) and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                 Scudder High
                                                                     Yield
                                                    Scudder      Bond Fund --
                                                   High Yield      Pro Forma
                                             Fund  Bond Fund     Combined(/1/)
                                            ------ ----------    -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......   4.50%    4.50%          4.50%
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................    None     None           None
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.........    None     None           None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)................    None     None           None
Annual Fund Operating Expenses (unaudited)
  (as a % of average net assets)
Management Fees...........................   0.65%    0.60%(/3/)     0.60%
Distribution and/or Service (12b-1) Fees..    None    0.25%(/4/)     0.22%(/5/)
Other Expenses............................   1.25%    0.33%(/6/)     0.33%
Total Annual Fund Operating Expenses......   1.90%    1.18%          1.15%
Expense Example of Total Operating
  Expenses at the End of the Period(/7/)
One Year..................................  $  634   $  565         $  562
Three Years...............................  $1,020   $  808         $  799
Five Years................................  $1,430   $1,070         $1,054
Ten Years.................................  $2,572   $1,817         $1,785

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder High Yield Bond Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Reorganiza-tion and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder High Yield Bond Fund's new invest-ment management agreement, the implementation of Scudder High Yield Bond Fund's Administration Agreement and the adoption of a distribution plan.
(/2/) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after purchase.
(/3/) Restated to reflect the implementation of Scudder High Yield Bond Fund's new investment management agreement.
(/4/) Reflects a shareholder services fee of 0.25%. The shareholder services fee for Scudder High Yield Bond Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class A shares of the Fund also bear a shareholder services fee of up to 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/5/)The maximum fee rate authorized to be paid pursuant to the shareholder services agreement is 0.25%.
(/6/)Restated to reflect the implementation of Scudder High Yield Bond Fund's
     Administration Agreement.
(/7/)Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, to-tal operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class B Shares

                                                                    Scudder
                                                                  High Yield
                                                    Scudder      Bond Fund --
                                                   High Yield      Pro Forma
                                             Fund  Bond Fund     Combined(/1/)
                                            ------ ----------    -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......    None     None           None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................   4.00%    4.00%          4.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.........    None     None           None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)................    None     None           None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees...........................   0.65%    0.60%(/3/)     0.60%
Distribution and/or Service (12b-1) Fees..   0.75%    1.00%(/4/)     1.00%(/4/)
Other Expenses............................   1.26%    0.38%(/5/)     0.38%
Total Annual Fund Operating Expenses......   2.66%    1.98%          1.98%
Expense Example of Total Operating
  Expenses Assuming Redemption at the End
  of the Period(/6/)
One Year..................................  $  669   $  601         $  601
Three Years...............................  $1,126   $  921         $  921
Five Years................................  $1,610   $1,268         $1,268
Ten Years.................................  $2,641   $1,910         $1,894
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/6/)
One Year..................................  $  269   $  201         $  201
Three Years...............................  $  826   $  621         $  621
Five Years................................  $1,410   $1,068         $1,068
Ten Years.................................  $2,641   $1,910         $1,894

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder High Yield Bond Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Reorganiza-tion and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder High Yield Bond Fund's new invest-ment management agreement, the implementation of Scudder High Yield Bond Fund's Administration Agreement and the adoption of a distribution plan.

(/2/)Contingent deferred sales charges on Class B shares sold during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/)Restated to reflect the implementation of Scudder High Yield Bond Fund's new investment management agreement.
(/4/)Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder High Yield Bond Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class B shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Ex-penses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/5/)Restated to reflect the implementation of Scudder High Yield Bond Fund's
     Administration Agreement.
(/6/)Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual ex-penses will be different.

                            Expense Comparison Table
                                 Class C Shares

                                                                    Scudder
                                                                  High Yield
                                                    Scudder      Bond Fund --
                                                   High Yield      Pro Forma
                                             Fund  Bond Fund     Combined(/1/)
                                            ------ ----------    -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......    None     None           None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................   1.00%    1.00%          1.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.........    None     None           None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)................    None     None           None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees...........................   0.65%    0.60%(/3/)     0.60%
Distribution and/or Service (12b-1) Fees..   0.75%    1.00%(/4/)     1.00%(/4/)
Other Expenses............................   1.21%    0.35%(/5/)     0.35%
Total Annual Fund Operating Expenses......   2.61%    1.95%          1.95%
Expense Example of Total Operating
  Expenses Assuming Redemption at the End
  of the Period(/6/)
One Year..................................  $  364   $  298         $  298
Three Years...............................  $  811   $  612         $  612
Five Years................................  $1,385   $1,052         $1,052
Ten Years.................................  $2,944   $2,275         $2,275
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/6/)
One Year..................................  $  264   $  198         $  198
Three Years...............................  $  811   $  612         $  612
Five Years................................  $1,385   $1,052         $1,052
Ten Years.................................  $2,944   $2,275         $2,275

-----------
Notes to Expense Comparison Table:
(/1/)The Scudder High Yield Bond Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder High Yield Bond Fund's new investment man-agement agreement, the implementation of Scudder High Yield Bond Fund's Administration Agreement and the adoption of a distribution plan.

(/2/)Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/)Restated to reflect the implementation of Scudder High Yield Bond Fund's new investment management agreement.
(/4/)Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder High Yield Bond Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class C shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Ex-penses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/5/)Restated to reflect the implementation of Scudder High Yield Bond Fund's
     Administration Agreement.
(/6/)Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. This is only an example; your actual expenses will be different.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Scudder High Yield Bond Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, acts as the principal under-writer and distributor of the Class A, Class B and Class C shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Scudder High Yield Bond Fund has adopted distribution plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Fund, with one exception. As under the current distribution plans for the Fund, Scudder High Yield Bond Fund pays KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. The distribution plans for Scudder High Yield Bond Fund, however, unlike the distribution plans for the Fund, also authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agree-ment (the "Services Agreement") described below. Neither KDI nor the Trustees of the Acquired Trust believe that the services performed by KDI under the Services Agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the distribution plans for Scudder High Yield Bond Fund authorize the payment of the services fee. The fact that the services fee is authorized by Scudder High Yield Bond Fund's distribution plans does not change the fee rate or affect the nature or quality of the services pro-vided by KDI.

    Pursuant to the Services Agreement with Scudder High Yield Bond Fund, which is substantially identical to the current services agreement with the Fund, KDI receives a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Scudder High Yield Bond Fund. KDI uses the services fee to compensate financial services firms ("firms") for provid-ing personal services and maintenance of accounts for their customers that hold those classes of shares of Scudder High Yield Bond Fund, and may retain any portion of the fee not paid to firms to compensate itself for administra-tive functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges and Redemptions

    Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges and redemptions of Class A, Class B and Class C shares of Scudder High Yield Bond Fund are identical to those of the Fund. Shares of Scudder High Yield Bond Fund are exchangeable for shares of the same class of most other open-end funds advised by ZSI offering such shares.

    Corresponding classes of shares of Scudder High Yield Bond Fund have iden-tical sales charges to those of the Fund. Scudder High Yield Bond Fund has a maximum initial sales charge of 4.50% on Class A shares. Shareholders who pur-chase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase.

    Class A, Class B and Class C shares of Scudder High Yield Bond Fund re-ceived in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Scudder High Yield Bond Fund as a result of the Reorganization. However, following the Reorganization, any CDSC that applies to shares of the Fund will continue to apply to shares of Scudder High Yield Bond Fund re-ceived in the Reorganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganization.

    Services available to shareholders of Class A, Class B and Class C shares of Scudder High Yield Bond Fund are identical to those available to sharehold-ers of the corresponding classes of shares of the Fund and include the pur-chase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B and Class C shares, and rein-vestment privileges. Please see Scudder High Yield Bond Fund's prospectus for additional information.

Dividends and Other Distributions

    Each Fund intends to distribute dividends from its net investment income monthly and distribute capital gains in December, or otherwise as needed. Ad-ditional distributions may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, sent to the shareholder by check. For retirement plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

    Charter Documents.

    Each of the Acquired Trust and the Acquiring Trust is established as a Massachusetts business trust pursuant to separate Declarations of Trust. Al-though the organizational documents of the Acquired Trust and the Acquiring Trust are similar, some differences do exist. The more significant differences are listed below.

  . A vote of a majority of the Acquired Trust's outstanding shares is re-quired to remove a trustee from office; a vote of two-thirds of the Acquiring Trust's outstanding shares is required to remove a trustee from office.

  . A special meeting of Fund shareholders may be called by shareholders holding at least 25% of the Acquired Trust's shares then outstanding (10% of the Acquired Trust's shares if the purpose is to determine the removal of a Trustee); 10% of the Acquiring Trust's shares then outstanding are required to call a special meeting of its sharehold-ers.

    Trustees and Officers.

    The Trustees of the Acquired Trust, currently and as proposed under Pro-posal 1, are different from those of the Acquiring Trust. As described in Scudder High Yield Bond Fund's statement of additional information, which is available upon request, the following individuals comprise the Board of Trust-ees of the Acquiring Trust: Henry P. Becton, Jr., Linda C. Coughlin, Dawn-Ma-rie Driscoll, Edgar R. Fiedler, Keith R. Fox, Joan E. Spero, Jean Gleason Stromberg, Jean C. Tempel and Steven Zaleznick. In addition, the officers of the Acquired Trust and the Acquiring Trust are different. (See Proposal 1 and each Fund's statement of additional information for further information.)

    Fiscal Year.

    The Fund's fiscal year-end is September 30. Scudder High Yield Bond Fund's fiscal year-end is January 31.

    Auditors.

    The Fund's auditors are Ernst & Young LLP. Scudder High Yield Bond Fund's auditors are PricewaterhouseCoopers LLP.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                  *   *    *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by Scudder High Yield Bond Fund are similar to those presented by the Fund. The main risks applicable to each Fund include, among others, management risk (i.e., securities selection by the Investment Manager), risk associated with the economy, interest rates and credit quality. Because the companies that issue high yield bonds may be in uncertain finan-cial health, high yield bond prices can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade bonds. In ad-dition, because the economy affects corporate bond performance, the Funds will tend to perform less well than other types of bond funds when the economy is weak. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of an investment in the Funds. Credit quality risk refers to the fact that if a portfolio security declines in credit quality or goes into default, it could hurt Fund performance.

    In addition, investments in high yield securities, or "junk bonds," entail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. To the extent that a Fund invests in foreign securities, it may be exposed to the risks associated with such investments and currency risk. Foreign securities may be more vola-tile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty. When the dollar value of a foreign currency falls, so does the value of any investments the particular Fund owns that are denominated in that currency. In addition, to the extent that a Fund invests in equity securities, it may be subject to market risk (i.e., the per-formance of the stock market). Lastly, the Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Scudder High Yield Bond Fund in ex-change for that number of full and fractional Class A, Class B and Class C shares of Scudder High Yield Bond Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding classes of the Fund as of the close of business on the Valuation Date. Scudder High Yield Bond Fund will assume all of the liabilities of the Fund. The Fund will distribute the Class A, Class B and Class C shares received in the exchange to the sharehold-ers of the corresponding classes of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B and Class C shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Scudder High Yield Bond Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class A, Class B and Class C shares is-sued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B or Class C shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class A, Class B or Class C shares of Scudder High Yield Bond Fund distributed in the Reorganiza-tion to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B or Class C shares of Scudder High Yield Bond Fund received by the shareholder in connection with the Reorganization.

    The obligations of each Trust, on behalf of the respective Funds, under the Plan are subject to various conditions, as stated therein, which includes Scudder High Yield Bond Fund's adoption of a new investment management agree-ment. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To provide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by September 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has ma-terially breached its obligations under the Plan or made a material misrepre-sentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Scudder High Yield Bond Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

    As discussed above, the Reorganization is part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganization to the Trustees of the Fund at a meeting held on May 24, 2000, see "Synopsis -- Background of the Reorganization" above. This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI un-der the Scudder name, with a concentration on intermediary distribu-tion;

  (ii) The combination of funds with similar investment objectives and pol-icies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved mar-ket acceptance and which are unlikely to reach an efficient operat-ing size;

  (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds cover-ing, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

  (v)   The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their inde-pendent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of ZSI, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to ZSI's proposals.

    Following the conclusion of this process, the Trustees of the Fund, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain re-lated proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . As part of ZSI's overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

  . The combined fund would adopt an investment management fee schedule that, at all asset levels, is lower than the current rate applicable to the Fund.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to each class of shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay all of the costs of the Reorganization that exceed esti-mated costs.

    As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Scudder High Yield Bond Fund after the Reorganization, and between the esti-mated operating expenses of Scudder High Yield Bond Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment objec-tives, policies, restrictions and portfolios; (d) the service features avail-able to shareholders of each Fund; (e) prospects for Scudder High Yield Bond Fund to attract additional assets; and (f) the investment performance of each Fund.

    As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

    Costs. The anticipated costs of the Reorganization allocable to the Fund are $15,649, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. Each class of the Fund will pay 100% of its estimated allocable costs which are $5,709, $7,373 and $2,567 for Class A, Class B and Class C shares, respectively (except that Scudder High Yield Bond Fund is bearing the SEC registration fees which are estimated to be $8,782). ZSI is bearing any cost overruns.

    The estimated costs of the Reorganization borne by the Fund have been expensed, resulting in a reduction of net asset value per share of $0.0040, $0.0043 and $0.0076 for Class A, Class B and Class C shares, respectively. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the allocated costs of the Re-organization within six months after the Closing.

    Potential Tax Consequences. Although the Reorganization will be achieved on a federally tax-free basis (see "The Proposed Transaction--Federal Income Tax Consequences"), there are differences in the Funds' unrealized gains or losses, tax loss carryovers and portfolio turnover rates which may affect the timing and amount of any future capital gain distributions paid to sharehold-ers.

                                        12/31/00              Fiscal Year
                                       Unrealized                Loss
                                       Gain (Loss)            Carryovers  Fiscal Year
                           12/31/00      as % of     Fiscal     as % of    Portfolio
                          Unrealized    12/31/00   Year Loss   12/31/00    Turnover
                         Gain (Loss)   Net Assets  Carryovers Net Assets     Rate
                         ------------  ----------- ---------- ----------- -----------
Fund.................... $ (7,032,973)   (34.1%)   $4,360,000    21.2%         66%
Scudder High Yield Bond
 Fund................... $(23,574,605)   (20.5%)   $9,842,000     8.6%         53%

    Scudder High Yield Bond Fund has total tax-basis loss carryovers into its current fiscal year ending January 31, 2001 of $9,842,000 consisting of a cap-ital loss carryover of $6,782,000 and a post-October loss carryover of $3,060,000. The capital loss carryover expires $1,674,000 in 2007, and $5,108,000 in 2008. The post-October capital loss was incurred from November 1, 1999 through January 31, 2000 and Scudder High Yield Bond Fund elected to defer it and treat it as arising in the fiscal year ending January 31, 2001. The Fund has total tax-basis loss carryovers into its current fiscal year end-ing on June 25, 2001, the proposed date of the Closing, of $4,360,000 consisting of a capital loss carryover of $2,265,000 and a post-October loss carryover of $2,095,000. The capital loss carryover expires $274,000 in 2007 and $1,991,000 in 2008. The post-October capital loss was incurred from Novem-ber 1, 1999 through September 30, 2000 and the Fund elected to defer it and treat it as arising in the fiscal year ending on the proposed date of the Closing.

    After the Reorganization, the Fund's capital loss carryovers will be available to Scudder High Yield Bond Fund to offset its capital gains, al-though the amount of these losses which may offset Scudder High Yield Bond Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Scudder High Yield Bond Fund may not be able to use these losses as rapidly as the Fund might have, and part or all of these losses may not be useable at all. The ability of Scudder High Yield Bond Fund or the Fund to absorb losses in the future depends on a variety of fac-tors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. Net capital losses of regulated in-vestment companies generally expire at the end of the eighth taxable year af-ter they arise, if not previously absorbed by that time; therefore, it is pos-sible that some or all of the these losses will expire unused. In addition, the benefits of any capital loss carryovers currently are available only to the shareholders of each fund respectively. After the Reorganization, however, these benefits will inure to all the shareholders of Scudder High Yield Bond Fund.

    The Trustees of the Fund considered the possibility that shareholders of the Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (share-holders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differ-ing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that the Fund's participa-tion in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trust-ees, including the Independent Trustees, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Scudder High Yield Bond Fund is a series of the Acquiring Trust, a Massa-chusetts business trust established under a Declaration of Trust dated Septem-ber 20, 1984, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the shares of the Acquiring Trust into separate series. Scudder High Yield Bond Fund is one of three active series of the Acquiring Trust. The Trustees of the Acquir-ing Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The shares of Scudder High Yield Bond Fund are currently divided into five classes: Class S, Class AARP, Class A, Class B and Class C. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different expense levels because distribution costs and certain other ex-penses approved by the Board of Trustees of the Acquiring Trust are borne di-rectly by the class incurring such expenses.

    Each share of each class of Scudder High Yield Bond Fund represents an in-terest in Scudder High Yield Bond Fund that is equal to and proportionate with each other share of that class of Scudder High Yield Bond Fund. Scudder High Yield Bond Fund shareholders are entitled to one vote per share held on mat-ters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Scudder High Yield Bond Fund, other than as set forth under "Other Differ-ences Between the Funds" above.

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Scudder High Yield Bond Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Scudder High Yield Bond Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Scudder High Yield Bond Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Scudder High Yield Bond Fund in exchange solely for Class A, Class B and Class C shares and the as-sumption by Scudder High Yield Bond Fund of all of the liabilities of the Fund or upon the distribution of the Class A, Class B and Class C shares to share-holders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Scudder High Yield Bond Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Scudder High Yield Bond Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Scudder High Yield Bond Fund upon the receipt of the assets of the Fund in exchange for Class A, Class B and Class C shares and the assumption by Scudder High Yield Bond Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class A, Class B and Class C shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class A, Class B and Class C shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B and Class C shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Scudder High Yield Bond Fund may dispose of certain se-curities received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Scudder High Yield Bond Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

 The following table shows on an unaudited basis the capitalization of Scudder High Yield Bond Fund and the Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(/1/):

                           Scudder                                 Scudder High Yield
                          High Yield               Pro Forma          Bond Fund --
                          Bond Fund      Fund     Adjustments      Pro Forma Combined
                         ------------ ----------- -----------      ------------------
Net Assets
Class S Shares.......... $130,554,856                                 $130,554,856
Class A Shares..........              $ 9,483,681  $  (5,709)(/3/)    $  9,477,972
Class B Shares..........              $10,944,900  $  (7,373)(/3/)    $ 10,937,527
Class C Shares..........              $ 1,958,121  $  (2,567)(/3/)    $  1,955,554
                                                                      ------------
Total Net Assets........                                              $152,925,909(/2/)
                                                                      ============
Shares Outstanding
Class S Shares..........   12,788,909                                   12,788,909
Class A Shares..........                1,366,333   (438,030)              928,303
Class B Shares..........                1,577,804   (506,548)            1,071,256
Class C Shares..........                  282,086    (90,553)              191,533
Net Asset Value per
Share
Class S Shares..........       $10.21                                       $10.21
Class A Shares..........                    $6.94                           $10.21
Class B Shares..........                    $6.94                           $10.21
Class C Shares..........                    $6.94                           $10.21

-------
(/1/)Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Scudder High Yield Bond Fund will be received by the share-holders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Scudder High Yield Bond Fund that actually will be received on or after such date.
(/2/)Scudder High Yield Bond Fund -- Pro Forma Combined net assets do not re-flect expense reductions that would result from the implementation of Scudder High Yield Bond Fund's Administration Agreement for an entire year.
(/3/)Represents one-time proxy, legal, accounting and other costs of the Reor-ganization to be borne by the Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                     Fund vote in favor of this Proposal 2.

 PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such se-lection. However, if the Plan is approved, as described under Proposal 2, PricewaterhouseCoopers LLP will serve as the independent auditors for the com-bined fund. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The infor-mation in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund is compatible with maintaining E&Y's indepen-dence.

                            Financial Information
                             Systems Design and
      Audit Fees             Implementation Fees                    All Other Fees(/1/)
      ----------            ---------------------                   -------------------
      $32,200                        --                                    $800

-----------
(/1/)In addition to the amount shown in the table for the Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services per-formed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 3.

                             ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC. The information regarding the Acquired Trust and the Fund may be obtained without charge by writing to Kemper Distributors,

Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-621-1048. The information regarding the Acquiring Trust and Scudder High Yield Bond Fund may be obtained without charge by writing to Scudder Investor Serv-ices, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling 1-800-728-3337.

    The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance there-with, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be in-spected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional
Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such ma-terial can also be obtained from the Public Reference Branch, Office of Con-sumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which con-tains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and state-ments of additional information, and other information about the Trusts and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Board Approval of the Proposed Transaction." In addition to solicita-tion by mail, certain officers and representatives of the Acquired Trust, of-ficers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Acquired Trust (for a Trust-wide vote) or the Fund (for a Fund-wide vote) entitled to be cast shall be neces-sary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a Trust-wide vote) or the Fund's (for a Fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been vot-ed. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the benefi-cial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting on such elec-tion (i.e., the twelve nominees receiving the greatest number of votes will be elected). Shareholders of both series of the Acquired Trust will meet sepa-rately on May 24, 2001 and the vote on Proposal 1 and related quorum and ad-journment requirements will be determined based upon the results of the voting of shares of both series, voting as a single class. Approval of Proposal 2 re-quires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meet-ing. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 1,513,373 Class A shares, 1,473,574 Class B shares and 294,535 Class C shares of the Fund outstanding. As of February 5, 2001, there were 544,581,155 shares of the other series of the Acquired Trust outstanding.

    As of December 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of Scudder High Yield Bond Fund. Appendix 2 hereto sets forth the beneficial own-ers of more than 5% of each class of each Fund's shares, as well as the bene-ficial owners of more than 5% of the shares of each class of each other series of the Acquired Trust. To the best of each Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's outstanding shares, except as stated on Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $532.44. As the Meet-ing date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder cast-ing the vote and the voting instructions of the shareholder are accurately de-termined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time be-fore the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Acquired Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane
Maureen E. Kane
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 EXHIBIT B:  MANAGEMENT'S DISCUSSION OF SCUDDER HIGH YIELD
             BOND FUND'S PERFORMANCE

 APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS

 APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [  ] day of [     ], 2001, by and among Scudder Portfolio Trust (the "Ac-
quiring Trust"), a Massachusetts business trust, on behalf of Scudder High Yield Bond Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, Kemper High Yield Series (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachu-setts business trust, on behalf of Kemper High Yield Opportunity Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and col-lectively the "Funds"), a separate series of the Acquired Trust, and Zurich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for pur-poses of Paragraph 10.2 of the Agreement only). The principal place of busi-ness of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110-4103. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corre-sponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospec-tus or statement of additional information, copies of which have been delivered to the Acquired Fund.

    2.2. The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agree-ment, in the event that, as of the Valuation Time, there are no Class A, Class B and/or Class C Acquiring Fund Shares issued and outstanding, then, for pur-poses of this Agreement, the per share net asset value of a Class A, Class B and/or Class C share, as applicable, shall be equal to the net asset value of one Class S Acquiring Fund Share.

    2.3. The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accor-dance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be June 25, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the As-sets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securi-ties represented by a certificate or other written instrument shall be pre-sented by the custodian for the Acquired Fund to the custodian for the Acquir-ing Fund for examination no later than five business days preceding the Clos-ing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. Kemper Service Company, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Ac-quiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing

Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board mem-bers.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except juris-dictions in which the failure to so qualify would not have material ad-verse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execu-tion, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired

  Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, in-denture, instrument, contract, lease or other undertaking to which the Ac-quired Fund is a party or by which it is bound, and the execution, deliv-ery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended September 30, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent lia-bilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since September 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquired Fund Shareholders, under cer-tain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Kemper Service Com-pany, as provided in section 3.4. The Acquired Fund does not have out-standing any options, warrants or other rights to subscribe for or pur-chase any of the Acquired Fund shares, nor is there outstanding any secu-rity convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and market-able title to the Acquired Fund's assets to be transferred to the Acquir-ing Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring

  Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement consti-tutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorgani-zation, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to the approval of share-holders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accor-dance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do busi-ness in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have ma-terial adverse effect on the Acquiring Trust or Acquiring Fund. The Ac-quiring Fund has all material federal, state and local authorizations nec-essary to own all of the properties and assets and to carry on its busi-ness as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

      (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

      (d) The Acquiring Trust is not, and the execution, delivery and per-formance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or con-stitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquir-ing Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or de-cree to which the Acquiring Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended January 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known con-tingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since January 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquiring Fund Shareholders, under cer-tain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any op-tions, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Ac-quired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly is-sued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

      (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affect-ing creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1 The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and
(ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasona-bly would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the re-spective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, poli-cies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 24, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Sec-tion 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Ac-quiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further con-ditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or of-ficers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litiga-tion.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be af-fected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Trust has been duly formed and is an existing busi-ness trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and le-gally binding obligation of the Acquiring Trust, on behalf of the Acquir-ing Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such coun-sel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a mate-rially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Com-mission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Ac-quired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with ZSI, each in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further condi-tions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or offi-cers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litiga-tion.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing busi-ness trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolven-cy, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust,
  (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such ap-proval shall have been delivered to the Acquiring Fund. Notwithstanding any-thing herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effective-ness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, sub-stantially to the effect that, based upon certain facts, assumptions and rep-resentations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Ac-quired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribu-tion of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Ac-quired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Ac-quiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged there-for; and (viii) the holding period of Acquiring Fund Shares received by Ac-quired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital as-sets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstand-ing anything herein to the contrary, neither the Acquiring Fund nor the Ac-quired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (in-cluding, without limitation, the payment of reasonable legal fees and reason-able costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

    10.1. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class A shares of the Acquired Fund will bear $5,709, Class B shares of the Acquired Fund will bear $7,373, Class C shares of the Acquired Fund will bear $2,567 and the Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $8,782). Any such expenses which are so borne by ZSI will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or be-fore September 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materi-ally breached its obligations under this Agreement or made a material and in-tentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, Two Interna-tional Place, Boston, Massachusetts 02110-4103, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Jo-seph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachu-setts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as pro-vided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the de-livery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by autho-rized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liabil-ity on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with re-spect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and at-tested by its Secretary or Assistant Secretary.

Attest:                                 SCUDDER PORTFOLIO TRUST on behalf of
                                        Scudder High Yield Bond Fund




_______________________________________ _______________________________________
Secretary                               By:
                                        Its:


Attest:                                 KEMPER HIGH YIELD SERIES on behalf of
                                        Kemper High Yield Opportunity Fund




_______________________________________ _______________________________________
Secretary                               By:
                                        Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.


_______________________________________
By:
Its:

                                                                      EXHIBIT B+
                    MANAGEMENT'S DISCUSSION OF SCUDDER HIGH
                         YIELD BOND FUND'S PERFORMANCE


Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
                                                      Merrill Lynch
                          Scudder High Yield            High Yield
                              Bond Fund                Master Index*

          6/96**                10000                     10000
          7/96                  10003                     10068
          1/97                  11119                     10883
          7/97                  12008                     11705
          1/98                  12897                     12368
          7/98                  13411                     12808
          1/99                  13363                     12756
          7/99                  13377                     12873
          1/00                  13502                     12764


-----------------------------------------------------------------------------
Fund Index Comparison
-----------------------------------------------------------------------------

                                                     Total Return
                                          Growth of                   Average
Period ended 1/31/2000                      $10,000      Cumulative   Annual
-----------------------------------------------------------------------------
Scudder High Yield Bond Fund
-----------------------------------------------------------------------------
1 year                                      $10,104           1.04%     1.04%
-----------------------------------------------------------------------------
Life of Fund**                              $13,502          35.02%     8.71%
-----------------------------------------------------------------------------
Merrill Lynch High Yield Master Index*
-----------------------------------------------------------------------------
1 year                                      $10,006           0.06%     0.06%
-----------------------------------------------------------------------------
Life of Fund**                              $12,764          27.64%     7.04%
-----------------------------------------------------------------------------


* The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on June 28, 1996. Index comparisons begin June 30, 1996.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total returns for the Fund would have been lower.

+ Class A, Class B and Class C shares of Scudder High Yield Opportunity Fund are newly-created classes and therefore do not have a performance history. Shareholders of Kemper High Yield Opportunity Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the Sales charges and distribution fees borne by Class A, Class B and Class C shares of Scudder High Yield Opportunity Fund, which would reduce performances.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2000

For an overview of Scudder High Yield Bond Fund's performance, strategy, and outlook, we present an interview with Scudder High Yield Bond Fund's lead portfolio manager, Kelly D. Babson.

Q: How has Scudder High Yield Bond performed over its most recent fiscal year?

A: For the 12-month period ended January 31, 2000, Scudder High Yield Bond Fund posted a 1.04% total return. Over the same period the high yield market as measured by the Merrill Lynch High Yield Master Index returned 0.06%. The fund's total return was 35.02% since its June 28, 1996, inception, surpassing the Index's 27.64% return over the same period. On January 31, the fund offered an 11.16% 30-day SEC yield.

Q: The high yield market endured difficult market conditions during the fund's most recent fiscal year. Did conditions improve at the close of the period?

A: The fourth quarter of the fund's fiscal year showed some improvement. We had what typically would be the January rally in November and early December. Earlier on, in July, August, and September, investors were leaving the riskier asset classes, concerned over Y2K and rising interest rates. Then, as interest rate spreads of high yield bonds versus Treasuries widened enough to look attractive by the end of October, we did see a fairly significant rally in high yield issues, with some new money coming into the sector. That rally reversed course, though, from the second week of December through the end of January.

Q: What has the market environment been for high yield bonds?

A: To provide some perspective, in 1998, high yield mutual funds took in about $20 billion, down from the record set in 1997, but still a healthy number. Last year, high yield mutual funds took in a little less than $1 billion, a very flat year, and so far this year they've lost assets. Typically January is a very strong month for high yield issues, as investors' risk tolerance generally improves with the start of the new year. So, we're not seeing the normal seasonal trends right now, and we believe most of that money is going to the equity market. Partly, it's because some investors don't want to own bonds in a rising rate environment, and partly it's that high yield as a sector has endured two years of subcoupon total returns.

Q: In light of continued favorable economic conditions in the U.S., do you find the high yield market's recent performance surprising?

A: Imagine that you could flip the calendar back to 1998 and successfully predict that the economy would continue to grow at a rate of 4% or better, inflation would remain contained at the 2 to 2 1/2% level, global growth would accelerate, and equity markets would continue to soar. How would high yield perform? No one would have predicted what actually happened -- that the high yield market would experience a significant increase in default rates approaching early 1990s levels, and subcoupon returns.

Q: Why has high yield underperformed as a sector?

A: With the increase in wealth fueled by the stock market and rising home prices, a typical individual's balance sheet looks very healthy today. But it's a paper balance sheet. Individuals and companies have been emboldened to borrow more, to leverage themselves to a greater degree. The equity market has allowed individuals and companies to access capital more cheaply and more easily. And the stock market seemed to go nowhere but up through the end of January. But that positive sentiment was actually at the margins. It's concentrated in high growth areas -- in the Internet, in telecomm, and in media companies. It's not in smokestack America, in basic industrials. Until this year, the Russell 2000 has been limping along. Small cap and value stocks, which have been the bread and butter of the high yield market, are doing comparatively poorly. These basic industrial companies are being squeezed by cheap imports and by their inability to pass through significant price increases on raw materials to their end customer because of the low inflation environment overall.

Basic industrials are also having difficulty finding labor at affordable rates, and they're facing tightened bank lending standards. The equity market is fueling growth, but value stories are not finding an audience in the equity market right now. That's why you're seeing a spike up in personal bankruptcies and an increase in the number of companies that violate cash flow or net worth covenants in their revolving credit arrangements with banks. Three or four years ago banks just rolled over this debt, or the company could raise money in the high yield market. With liquidity more stressed in the high yield market, and with banks tightening, there's a credit squeeze. The equity advance has not been very broad and valuations on corporations outside the media, Internet, and telecomm sectors have been shrinking in many cases. So the move to a new economy has caught a lot of what were traditionally high yield borrowers and left them behind, at least temporarily.

Q: How have these changing conditions affected the market?

A: In 1999, we witnessed a growing dispersion in yields within the high yield sector, and more differentiation by credit quality within high yield bonds. In 1997, spreads between high yield companies of varying degrees of quality were very tight. Over the last two years (and accelerating quite dramatically in 1999) there has been a "blowout" in dispersion of yields, where the lower quality and the more challenged borrowers are trading at much wider yield spreads than before. Better quality companies continue to trade fairly tight to Treasuries. Investors are being much more risk averse, in light of the spike in default rates and the reduced recovery values that we're seeing in the market.

Q: Given yield dispersion and a higher default rate within the overall market, what was the fund's portfolio strategy over the period?

A: Throughout the fund's fiscal year we maintained a relatively defensive portfolio strategy. Though we do monitor sector allocations within the portfolio, we generally followed a bottom-up strategy during the period. We sought to head off potential problems by being well ahead of negative developments within credits that the fund owns. We maintained a core of BB-rated securities -- at the high end of our universe's quality spectrum -- despite the fact that in a rising interest rate environment we would expect BB-rated bonds to underperform lower-rated credits on a total-return basis. BB-rated and B-rated bonds within the portfolio posted fairly good performance during the period as the credit profiles of many of these companies moved toward investment grade. We also continued to have meaningful CCC exposure in the portfolio, 15% as of the period's close, concentrated in telecomm and Internet-related companies. On the subject of credit quality, it's worth noting that Scudder High Yield Bond Fund has never experienced any bond defaults.

Q: Were there any changes to sector allocations within the portfolio?

A: Sectors were fairly consistent throughout the period. The fund's largest overweights continued to be in telecommunications and media. That's because the growth prospects and the potential for credit upgrades within these two sectors are very promising. As the bulk of the new issuance has been concentrated in media and telecommunications, to keep up with the market we've had to continue to increase our allocations in those sectors. In addition, we increased our weighting in energy, paper, and forest products at the beginning of the year, which was generally positive from a sector perspective as well as from an individual security perspective. Areas that we underweighted included health care, supermarkets, technology, and retail. These underweights, particularly in health care, helped fund performance.

Q: What is your outlook for the high yield market over the coming months?

A: I'm optimistic about the market near term. The higher default rate that the high yield market has experienced is discounted in spreads right now. We believe that most of the more speculative issuance that recently experienced credit problems has seen the worst. Because liquidity conditions have become more challenging, investors are more discriminating about what they'll buy. There's also more selectivity and discipline in the high yield offerings that are being brought to market, which bodes well for market fundamentals and technicals going forward. It will take some time for these positive developments to translate into meaningful spread tightening and increased total return for high yield investors. But given the fact that yields are fairly high, we believe that the income potential from a high yield portfolio is very attractive going forward. We believe that Scudder High Yield Bond Fund remains an attractive vehicle for investors seeking high current income as well as capital appreciation potential.

                                  APPENDIX 1

                       Trustee and Nominee Shareholdings

    Many of the nominees and Trustees own shares of the series of the Acquired Trust and of other funds in the Kemper Family of Funds, allocating their in-vestments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in each series of the Acquired Trust as of December 31, 2000. In addi-tion, the last column in the table represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial ownership is based on statements furnished to the Acquired Trust by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Un-less otherwise noted, each nominee's and Trustee's individual shareholdings of each class of any series of the Trust constitute less than 1% of the outstand-ing shares of such class. Unless otherwise noted, as a group, the Trustees and officers own less than 1% of each class the shares of each class of any series of the Trust. All ownership is of Class A shares of the series.

                                                        Aggregate Dollar Value
                                                          of Holdings in the
                                   Kemper  Kemper High  Kemper Family of Funds
                                    High      Yield     For Which Each Person
                                   Yield   Opportunity    is a Board Member
                                    Fund      Fund            or Nominee
                                   ------  -----------  ----------------------
John W. Ballantine................      0         0         $   75,486.13
Lewis A. Burnham..................      0    78,566**       $1,340,184.39
Mark S. Casady....................      0         0         $   50,562.09
Linda C. Coughlin.................    880       890         $   59,963.12
Donald L. Dunaway................. 81,444*        0         $1,553,693.30
James R. Edgar....................      0         0                     0
William F. Glavin.................      0         0                     0
Robert B. Hoffman.................      0     1,139         $1,357,197.94
Donald R. Jones...................      0         0         $  618,763.72
Shirley D. Peterson...............      0         0         $  211,323.08
Fred B. Renwick...................      0         0         $   16,183.12
William P. Sommers................      0         0         $  481,266.32
John G. Weithers..................      0         0         $  153,882.29
All Trustees and Officers as a
  Group........................... 82,324    80,595***                N/A

-----------
*   Shares are held by joint ownership
** As of December 31, 2000, Mr. Burnham owned approximately 5.13% of the out-standing Class A shares of Kemper High Yield Opportunity Fund.
*** As a group, as of December 31, 2000, the Trustees and officers owned ap-proximately 5.26% of the outstanding Class A shares of Kemper High Yield Opportunity Fund.

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

Kemper High Yield Series

    As of December 31, 2000, 21,156,052 shares in the aggregate, or 5.70% of the outstanding shares of Kemper High Yield Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 9,775,594 shares in the aggregate, or 7.76% of the outstanding shares of Kemper High Yield Fund, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 11,930,209 shares in the aggregate, or 9.47% of the outstanding shares of Kemper High Yield Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 9,186,099 shares in the aggregate, or 7.29% of the outstanding shares of Kemper High Yield Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Vivette DeLima, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,423,069 shares in the aggregate, or 6.97% of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,171,359 shares in the aggregate, or 5.74% of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,054,853 shares in the aggregate, or 10.07% of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Mobley McLean Shoe, Inc., 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,293,097 shares in the aggregate, or 6.33% of the outstanding shares of Kemper High Yield Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of custom-ers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 753,837 shares in the aggregate, or 34.32% of the outstanding shares of Kemper High Yield Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments, Inc. Profit Sharing Plan, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,410,966 shares in the aggregate, or 75.06% of the outstanding shares of Kemper High Yield Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 220,626 shares in the aggregate, or 14.40% of the outstanding shares of Kemper High Yield Opportunity Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Kenneth and Ingrid Stowe, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 172,911 shares in the aggregate, or 11.28% of the outstanding shares of Kemper High Yield Opportunity Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glenn Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 151,735 shares in the aggregate, or 9.90% of the outstanding shares of Kemper High Yield Opportunity Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 557,897 shares in the aggregate, or 37.36% of the outstanding shares of Kemper High Yield Opportunity Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 76,459 shares in the aggregate, or 27.56% of the outstanding shares of Kemper High Yield Opportunity Fund, Class C were held in the name of National Financial Services Corp., for the benefit of William Stark, 200 Liberty Street, New York, NY 10281 who may be deemed to be the ben-eficial owner of certain of these shares.

    As of December 31, 2000, 18,515 shares in the aggregate, or 6.67% of the outstanding shares of Kemper High Yield Opportunity Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ

07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 29,434 shares in the aggregate, or 10.61% of the outstanding shares of Kemper High Yield Opportunity Fund, Class C were held in the name of Prudential Securities, for the benefit of Franklin Bell, IRA, 1 New York Plaza, New York, NY 10004 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 20,036 shares in the aggregate, or 7.22% of the outstanding shares of Kemper High Yield Opportunity Fund, Class C were held in the name of Resources Trust Corp., for the benefit of Herman Levine, IRA, P.O. Box 5900, Denver, CO 80217 who may be deemed to be the beneficial owner of certain of these shares.

Scudder High Yield Bond Fund

    As of December 31, 2000, 31,170 shares in the aggregate, or 23.53% of the outstanding shares of Scudder High Yield Bond Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc., for Howard & Sandra Bryman, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 10,311 shares in the aggregate, or 7.78% of the outstanding shares of Scudder High Yield Bond Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc., for Herbert & Charlotte Breeden, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,551,897 shares in the aggregate, or 13.17% of the outstanding shares of Scudder High Yield Bond Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

     This Proxy Statement/Prospectus is accompanied by Scudder High Yield Bond Fund's prospectus offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-00042) and is incorporated by reference herein.

     Kemper High Yield Opportunity Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-02786), is incorporated by reference herein.

     Scudder High Yield Bond Fund's statement of additional information offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 14, 2001 (File No. 811-00042), is incorporated by reference herein.

                                     PART B

                            SCUDDER PORTFOLIO TRUST

-------------------------------------------------------------------------------

                      Statement of Additional Information
                                 March 6, 2001

-------------------------------------------------------------------------------

Acquisition of the Assets of            By and in Exchange for Shares of
Kemper High Yield Opportunity Fund,     Scudder High Yield Bond Fund,
a series of  Kemper High Yield Series   a series of Scudder Portfolio Trust
(the "Acquired Trust")                  (the "Acquiring Trust")
222 South Riverside Plaza               Two International Place
Chicago, IL 60606                       Boston, MA 02110-4103

     This Statement of Additional Information is available to the shareholders of Kemper High Yield Opportunity Fund in connection with a proposed transaction whereby Scudder High Yield Bond Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper High Yield Opportunity Fund in exchange for shares of the Scudder High Yield Bond Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Scudder High Yield Bond Fund's statement of additional information offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on March 14, 2001 (File No. 811-00042) and is incorporated by reference herein.

2. Scudder High Yield Bond Fund's annual report to shareholders for the fiscal year ended January 31, 2000, which was previously filed with the Commission via EDGAR on March 29, 2000 (File No. 811-00042) and is incorporated by reference herein.

3. Scudder High Yield Bond Fund's semiannual report to shareholders for the period ended July 31, 2000, which was previously filed with the Commission via EDGAR on September 29, 2000 (File No. 811-00042) and is incorporated by reference herein.

4. Kemper High Yield Opportunity Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-02786) and is incorporated by reference herein.

5. Kemper High Yield Opportunity Fund's statement of additional information dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-02786) and is incorporated by reference herein.

6. Kemper High Yield Opportunity Fund's annual report to shareholders for the fiscal year ended September 30, 2000, which was previously filed with the Commission via EDGAR on December 1, 2000 (File No. 811-02786) and is incorporated by reference herein.

7. The financial statements and schedules of Scudder High Yield Bond Fund and Kemper High Yield Opportunity Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 6, 2001 relating to the Reorganization may be obtained by writing Scudder High Yield Bond Fund at Two International Place, Boston, Massachusetts 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-728-3337. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro Forma
Portfolio of Investments(1)
as of September 30, 2000 (Unaudited)

                                                                                                          Scudder          Kemper
                                                                                                    High Yield Bond  High Yield Opp
                                                                                                          Par/Share      Par/Share
                                                                                                           Amount          Amount
                                                                                                      -----------------------------
REPURCHASE AGREEMENTS (4.4%)
-----------------------------------------------------------------------------
                                           Repurchase Agreement with State Street
                                           Bank, 6.48%, 10/02/2000                                         6,480,000        116,000

Total Repurchase Agreements
(Cost of $6,480,000, $116,000,
and $6,596,000 respectively)





FOREIGN BONDS - U. S.$ DENOMINATED (2.7%)
-----------------------------------------------------------------------------
                                           Dolphin Telecom PLC, Zero Coupon, 05/15/2009                    1,000,000
                                           Euramax International, PLC, 11.25%, 10/01/2006                  1,000,000        660,000
                                           AES Corporation, 11.50%, 08/30/2010                               260,000        100,000
                                           Federal Republic of Brazil, 14.50%, 10/15/2009                    500,000        100,000
                                           Kappa Beheer BV, 10.625%, 07/15/2009                              490,000
                                           TFM, S.A. de C.V., 10.25%, 06/15/2007                           1,000,000

Total Foreign Bonds-U.S.$Denominated
(Cost of $3,310,925, $790,425, and
$4,101,350 respectively)






U.S. TREASURY OBLIGATIONS (4.1%)
-----------------------------------------------------------------------------
                                           U.S. Treasury Note, 6.00%, 08/15/2009                           3,000,000




                                           U.S. Treasury Bond, 6.50%, 02/15/2010                           3,000,000

Total U.S. Treasury Obligations
(Cost of $6,112,969, $0, and
$6,112,969 respectively)





CORPORATE BOND (85.9%)
-----------------------------------------------------------------------------


                            COMMUNICATIONS Allegiance Telecom, Inc. 12.875%, 05/15/2008                    1,210,000        200,000
                                           Call-Net Enterprises, Inc., 9.3755, 05/15/2009                    270,000
                                           Call-Net Enterprises, Inc., Step-up Coupon, 0% to
                                           05/15/2004, 10.80% to 05/15/2009                                  640,000
                                           Crown Castle International Corp.,Step-up Coupon, 0%
                                           to 08/01/2004, 11.25% to 08/01/2011                                               90,000
                                           Crown Castle International Corp., 10.750%, 08/01/2011             620,000         70,000
                                           Doubloon Communications Corp., 10.875%, 07/01/2010                190,000        100,000
                                           Esprit Telecom Group, PLACE, 11.50%, 12/15/2007                                  330,000
                                           Esprit Telecom Group, PLACE, 10.875%, 06/15/2008                                 110,000
                                           Fairmont Communications, 12.50%, 05/01/2010                       550,000        110,000
                                           Global Crossing Holdings Ltd., 9.625%, 05/15/2008                 850,000
                                           Global Crossing Holdings Ltd., 9.50%, 11/15/2009                1,500,000        240,000
                                           Global Telesystems Group, 9.875%, 02/15/2005                                     100,000
                                           Hermes Europe Rialto BV, 11.50%, 08/15/2007                                       50,000
                                           ICE Holdings, Inc., Step-up Coupon, 0% to 09/15/2000,
                                           13.50% to 09/15/2005                                            1,000,000        500,000
                                           Impost Corp., 12.375%, 06/15/2008                               1,250,000        155,000
                                           KMC Telecom Holdings, Inc.,Step-up Coupon, 0% to
                                           02/15/2003, 12.50% to 02/15/2008                                                 480,000
                                           KMC Telecom Holdings Inc., 13.50%, 05/15/2009                                    220,000
                                           Level 3 Communications Inc., 9.125%, 05/01/2008                   410,000
                                           MGC Communications, 13.00%, 10/01/2004                                           310,000
                                           McLeod USA, Inc., 9.25%, 07/15/2007                             2,000,000
                                           Metromedia Fiber Network, Inc., 10.0%, 11/15/2008                 740,000
                                           MetroNet Communications Corp., Step-up Coupon, 0% to
                                           06/15/2003, 9.95%, 06/15/2008                                   2,150,000
                                           Millicom International Cellular, S.A., Step up
                                           Coupon, )% to 06/01/2001, 13.5% to 06/01/2006                   1,460,000
                                           Nextel Communications, 9.0375%, 11/15/2009                      2,060,000        340,000
                                           Nextlink Communications, Inc., 12.50%, 04/15/2006                                 80,000
                                           Nextlink Communications, Inc., Step-up Coupon, 0%
                                           to 04/15/2003, 9.45% to 04/15/2008                              3,600,000         40,000
                                           Price Communications Wireless, 9.125%, 12/15/2006               1,500,000
                                           Primus Telecommunications Group, 11.75%, 08/01/2004                              540,000
                                           Primus Telecommunications Group, 11.25%, 01/15/2009               250,000         70,000
                                           Primus Telecommunications Group, 12.75%, 10/15/2009               750,000         50,000
                                           PSINet Inc., 10.0%, 02/15/2005                                  1,000,000
                                           Rogers Cantel, 9.755, 06/01/2016                                1,000,000        170,000
                                           SBA Communications Corp., Step-up, 0% to 03/01/2003,
                                           12.0% to 03/01/2008                                             1,850,000        110,000
                                           Spectrasite Holdings, Inc., Step-up Coupon, 0% to
                                           07/15/2003, 12.0% to 07/15/2008                                   240,000        510,000
                                           Spectrasite Holdings, Inc., Step-up Coupon, 0% to
                                           04/15/2004, 11.25% to 04/15/2009                                2,000,000        500,000
                                           Spectrasite Holdings, Inc., Step-up Coupon, 10.75%
                                           to 03/15/2010                                                     445,000         20,000
                                           Sprint Spectrum L.P. Senior Note, 11.0%, 08/15/2006             1,000,000
                                           Star Choice Communications Inc., 13.0%, 12/15/2005              1,000,000
                                           Telecorp PCS, Inc., Step-up-Coupon, 0% to 04/15/2004,
                                           11.625 to 04/15/2009                                            2,750,000        650,000
                                           Telecorp PCS, Inc., Step-up-Coupon, 10.625% to 07/15/2010         360,000        100,000
                                           Teligent, Inc., 11.50%, 12/01/2007                              2,000,000        280,000
                                           Tritel PCS Inc., Step-up Coupon, 0% to 05/01/2004,
                                           12.75% to 05/15/2009                                                             260,000
                                           Triton Communications, L.L.C., Step-up Coupon, 0% to
                                           05/01/2003, 11% to 05/01/2008                                     260,000        880,000
                                           Triton Communications LLC, Step-up Coupon, 0% 05/01/2003,
                                           11.0%, 05/01/2008                                                 790,000
                                           Versatel Teleco, 11.875%, 07/15/2009                            1,000,000
                                           Viatel, Inc., Step-up Coupon, 0% to 04/15/2003, 12.5%
                                           to 04/15/2008                                                     430,000
                                           Voicestream Wireless Corp.,10.375%, 11/15/2009                  1,290,000
                                           WorldCom, Inc., 8.875%, 01/15/2006                                368,000





                              CONSTRUCTION Dimac Corp.,9.75%, 01/15/2008                                                    120,000
                                           Hovnanian Enterprises, Inc., 9.125%, 05/01/2009                   975,000
                                           Lennar Corp., 9.95%, 05/01/2010                                 1,620,000        240,000
                                           Millar Western Forest Products, 9.875%, 05/15/2008                725,000
                                           Nortek, Inc., 9.25%, 03/15/2007                                 1,000,000
                                           Nortek, Inc., 9.875%, 03/01/2005                                1,000,000
                                           Standard Pacific Corp.,8.0%, 02/15/2008                                          100,000
                                           Standard Pacific Corp.,8.50%, 04/01/2009                                         200,000
                                           Toll Corp., 8.125%, 02/01/2009                                                   100,000
                                           Toll Corp., 8.00%, 05/01/2009                                                    100,000
                                           Del Webb Corp., 9.75%, 01/15/2008                                                200,000





                CONSUMER DISCRETIONARY AFC Enterprises, 10.25%, 05/15/2007                                                  510,000
                                           Avondale Mills, 10.25%, 05/01/2006                                               274,000
                                           Cinemark USA, Inc. Series D, 9.625%, 08/01/2008                 1,000,000
                                           Circus Circus Mandalay Resort Group, 6.45%, 02/01/2006            130,000         30,000
                                           Finlay Fine Jewelry Co., 8.375%, 05/01/2008                     2,250,000
                                           Boca Resorts, Inc., 9.875%, 04/15/2009                          1,700,000        400,000
                                           Guitar Center Management, 11.0%, 07/01/2006                     1,350,000        330,000
                                           Hines Horticulture, Inc., 11.75%, 10/15/2005                                     450,000
                                           Hollywood Entertainment Corp., 10.63%, 08/15/2004                 210,000        160,000
                                           Horseshoe Gaming Holdings, 8.625%, 05/15/2009                   1,510,000
                                           MGM Mirage, Inc., 8.50%, 09/15/2010                               690,000        130,000
                                           Mandalay Resort Group, 10.25%, 08/01/2007                         310,000        100,000
                                           Mandalay Resort Group, 9.50%, 08/01/2008                          140,000        100,000
                                           Mohegan Tribal Gaming Authority, 8.125%, 01/01/2006             2,000,000
                                           National Vision Association, LTD., 12.75%, 10/15/2005           1,830,000
                                           Park Place Entertainment, Inc., 9.375%, 02/15/2007              1,500,000        150,000
                                           Perkins Finance, L.P., 10.125%, 12/15/2007                                       190,000
                                           Premier Parks Inc., 9.75%, 01/15/2007                           1,500,000
                                           Restaurant Co., Step-up Coupon, 0% to 05/15/2003, 11.25%
                                           to 05/15/2008                                                                    250,000
                                           Sealy Mattress Co., Step-up Coupon, 0% to 12/15/2002,
                                           10.875% to 12/15/2007                                                            670,000
                                           Specialty Retailers, Inc., 9.0%, 07/15/2007                                      200,000





                                                                                                        Pro Forma
                                                                                                       Combined         Scudder
                                                                                                       Par/Share    High Yield Bond
                                                                                                         Amount     Market Value ($)
                                                                                                     -------------------------------
REPURCHASE AGREEMENTS (4.4%)
-----------------------------------------------------------------------------
                                           Repurchase Agreement with State Street
                                           Bank, 6.48%, 10/02/2000                                       6,596,000       6,480,000
                                                                                                                   ----------------
Total Repurchase Agreements
(Cost of $6,480,000, $116,000,
and $6,596,000 respectively)                                                                                             6,480,000
                                                                                                                   ================




FOREIGN BONDS - U. S.$ DENOMINATED (2.7%)
-----------------------------------------------------------------------------
                                           Dolphin Telecom PLC, Zero Coupon, 05/15/2009                  1,000,000         190,000
                                           Euramax International, PLC, 11.25%, 10/01/2006                1,660,000         870,000
                                           AES Corporation, 11.50%, 08/30/2010                             360,000         274,950
                                           Federal Republic of Brazil, 14.50%, 10/15/2009                  600,000         552,500
                                           Kappa Beheer BV, 10.625%, 07/15/2009                            490,000         503,475
                                           TFM, S.A. de C.V., 10.25%, 06/15/2007                         1,000,000         920,000
                                                                                                                   ----------------
Total Foreign Bonds-U.S.$Denominated
(Cost of $3,310,925, $790,425, and
$4,101,350 respectively)                                                                                                 3,310,925
                                                                                                                   ================





U.S. TREASURY OBLIGATIONS (4.1%)
-----------------------------------------------------------------------------
                                           U.S. Treasury Note, 6.00%, 08/15/2009                         3,000,000       3,015,000
                                                                                                                   ----------------
                                                                                                                         3,015,000
                                                                                                                   ================

                                           U.S. Treasury Bond, 6.50%, 02/15/2010                         3,000,000       3,126,090
                                                                                                                   ----------------
Total U.S. Treasury Obligations
(Cost of $6,112,969, $0, and
$6,112,969 respectively)                                                                                                 6,141,090
                                                                                                                   ================




CORPORATE BOND (85.9%)
-----------------------------------------------------------------------------


                            COMMUNICATIONS Allegiance Telecom, Inc. 12.875%, 05/15/2008                  1,410,000       1,234,200
                                           Call-Net Enterprises, Inc., 9.3755, 05/15/2009                  270,000         121,500
                                           Call-Net Enterprises, Inc., Step-up Coupon, 0% to
                                           05/15/2004, 10.80% to 05/15/2009                                640,000         192,000
                                           Crown Castle International Corp.,Step-up Coupon, 0%
                                           to 08/01/2004, 11.25% to 08/01/2011                              90,000
                                           Crown Castle International Corp., 10.750%, 08/01/2011           690,000         629,300
                                           Doubloon Communications Corp., 10.875%, 07/01/2010              290,000         184,300
                                           Esprit Telecom Group, PLACE, 11.50%, 12/15/2007                 330,000
                                           Esprit Telecom Group, PLACE, 10.875%, 06/15/2008                110,000
                                           Fairmont Communications, 12.50%, 05/01/2010                     660,000         536,250
                                           Global Crossing Holdings Ltd., 9.625%, 05/15/2008               850,000         841,500
                                           Global Crossing Holdings Ltd., 9.50%, 11/15/2009              1,740,000       1,492,500
                                           Global Telesystems Group, 9.875%, 02/15/2005                    100,000
                                           Hermes Europe Rialto BV, 11.50%, 08/15/2007                      50,000
                                           ICE Holdings, Inc., Step-up Coupon, 0% to 09/15/2000,
                                           13.50% to 09/15/2005                                          1,500,000         220,000
                                           Impost Corp., 12.375%, 06/15/2008                             1,405,000         937,500
                                           KMC Telecom Holdings, Inc.,Step-up Coupon, 0% to
                                           02/15/2003, 12.50% to 02/15/2008                                                  163,20
                                           KMC Telecom Holdings Inc., 13.50%, 05/15/2009                   220,000
                                           Level 3 Communications Inc., 9.125%, 05/01/2008                 410,000         350,550
                                           MGC Communications, 13.00%, 10/01/2004                          310,000
                                           McLeod USA, Inc., 9.25%, 07/15/2007                           2,000,000       1,860,000
                                           Metromedia Fiber Network, Inc., 10.0%, 11/15/2008               740,000         684,500
                                           MetroNet Communications Corp., Step-up Coupon, 0% to
                                           06/15/2003, 9.95%, 06/15/2008                                 2,150,000       1,789,875
                                           Millicom International Cellular, S.A., Step up
                                           Coupon, )% to 06/01/2001, 13.5% to 06/01/2006                 1,460,000       1,270,200
                                           Nextel Communications, 9.0375%, 11/15/2009                    2,400,000       2,026,525
                                           Nextlink Communications, Inc., 12.50%, 04/15/2006                80,000
                                           Nextlink Communications, Inc., Step-up Coupon, 0%
                                           to 04/15/2003, 9.45% to 04/15/2008                            3,640,000       2,160,000
                                           Price Communications Wireless, 9.125%, 12/15/2006             1,500,000       1,530,000
                                           Primus Telecommunications Group, 11.75%, 08/01/2004             540,000
                                           Primus Telecommunications Group, 11.25%, 01/15/2009             320,000         125,000
                                           Primus Telecommunications Group, 12.75%, 10/15/2009             800,000         382,500
                                           PSINet Inc., 10.0%, 02/15/2005                                1,000,000         640,000
                                           Rogers Cantel, 9.755, 06/01/2016                              1,170,000       1,075,000
                                           SBA Communications Corp., Step-up, 0% to 03/01/2003,
                                           12.0% to 03/01/2008                                           1,960,000       1,378,250
                                           Spectrasite Holdings, Inc., Step-up Coupon, 0% to
                                           07/15/2003, 12.0% to 07/15/2008                                 750,000         165,600
                                           Spectrasite Holdings, Inc., Step-up Coupon, 0% to
                                           04/15/2004, 11.25% to 04/15/2009                              2,500,000       1,095,000
                                           Spectrasite Holdings, Inc., Step-up Coupon, 10.75%
                                           to 03/15/2010                                                   465,000         422,750
                                           Sprint Spectrum L.P. Senior Note, 11.0%, 08/15/2006           1,000,000       1,106,680
                                           Star Choice Communications Inc., 13.0%, 12/15/2005            1,000,000       1,100,000
                                           Telecorp PCS, Inc., Step-up-Coupon, 0% to 04/15/2004,
                                           11.625 to 04/15/2009                                          3,400,000       1,856,250
                                           Telecorp PCS, Inc., Step-up-Coupon, 10.625% to 07/15/2010       460,000         363,600
                                           Teligent, Inc., 11.50%, 12/01/2007                            2,280,000         880,000
                                           Tritel PCS Inc., Step-up Coupon, 0% to 05/01/2004,
                                           12.75% to 05/15/2009                                            260,000
                                           Triton Communications, L.L.C., Step-up Coupon, 0% to
                                           05/01/2003, 11% to 05/01/2008                                 1,140,000         195,000
                                           Triton Communications LLC, Step-up Coupon, 0% 05/01/2003,
                                           11.0%, 05/01/2008                                               790,000         592,500
                                           Versatel Teleco, 11.875%, 07/15/2009                          1,000,000         870,000
                                           Viatel, Inc., Step-up Coupon, 0% to 04/15/2003, 12.5%
                                           to 04/15/2008                                                   430,000         111,800
                                           Voicestream Wireless Corp.,10.375%, 11/15/2009                1,290,000       1,396,425
                                           WorldCom, Inc., 8.875%, 01/15/2006                              368,000         380,858
                                                                                                                   ----------------
                                                                                                                        32,197,913
                                                                                                                   ================


                              CONSTRUCTION Dimac Corp.,9.75%, 01/15/2008                                   120,000
                                           Hovnanian Enterprises, Inc., 9.125%, 05/01/2009                 975,000         882,375
                                           Lennar Corp., 9.95%, 05/01/2010                               1,860,000       1,660,500
                                           Millar Western Forest Products, 9.875%, 05/15/2008              725,000         667,000
                                           Nortek, Inc., 9.25%, 03/15/2007                               1,000,000         965,000
                                           Nortek, Inc., 9.875%, 03/01/2005                              1,000,000         947,500
                                           Standard Pacific Corp.,8.0%, 02/15/2008                         100,000
                                           Standard Pacific Corp.,8.50%, 04/01/2009                        200,000
                                           Toll Corp., 8.125%, 02/01/2009                                  100,000
                                           Toll Corp., 8.00%, 05/01/2009                                   100,000
                                           Del Webb Corp., 9.75%, 01/15/2008                               200,000
                                                                                                                   ----------------
                                                                                                                         5,122,375
                                                                                                                   ================


                CONSUMER DISCRETIONARY AFC Enterprises, 10.25%, 05/15/2007                                 510,000
                                           Avondale Mills, 10.25%, 05/01/2006                              274,000
                                           Cinemark USA, Inc. Series D, 9.625%, 08/01/2008               1,000,000         430,000
                                           Circus Circus Mandalay Resort Group, 6.45%, 02/01/2006          160,000         114,572
                                           Finlay Fine Jewelry Co., 8.375%, 05/01/2008                   2,250,000       2,070,000
                                           Boca Resorts, Inc., 9.875%, 04/15/2009                        2,100,000       1,640,500
                                           Guitar Center Management, 11.0%, 07/01/2006                   1,680,000       1,302,750
                                           Hines Horticulture, Inc., 11.75%, 10/15/2005                    450,000
                                           Hollywood Entertainment Corp., 10.63%, 08/15/2004               370,000         161,700
                                           Horseshoe Gaming Holdings, 8.625%, 05/15/2009                 1,510,000       1,483,575
                                           International Game Technology, 8.375%, 05/15/2009             2,000,000       1,955,000
                                           MGM Grand Inc., 9.75%, 06/01/2007                             1,180,000         991,200
                                           MGM Mirage, Inc., 8.50%, 09/15/2010                             820,000         676,200
                                           Mandalay Resort Group, 10.25%, 08/01/2007                       410,000         319,300
                                           Mandalay Resort Group, 9.50%, 08/01/2008                        240,000         142,450
                                           Mohegan Tribal Gaming Authority, 8.125%, 01/01/2006           2,000,000       1,960,000
                                           National Vision Association, LTD., 12.75%, 10/15/2005         1,830,000         732,000
                                           Park Place Entertainment, Inc., 9.375%, 02/15/2007            1,650,000       1,522,500
                                           Perkins Finance, L.P., 10.125%, 12/15/2007                      190,000
                                           Premier Parks Inc., 9.75%, 01/15/2007                         1,500,000       1,485,000
                                           Restaurant Co., Step-up Coupon, 0% to 05/15/2003, 11.25%
                                           to 05/15/2008                                                   250,000
                                           Sealy Mattress Co., Step-up Coupon, 0% to 12/15/2002,
                                           10.875% to 12/15/2007                                           670,000
                                           Specialty Retailers, Inc., 9.0%, 07/15/2007                     200,000
                                                                                                                   ----------------
                                                                                                                        16,986,747
                                                                                                                   ================






                                                                                                                          Pro Forma
                                                                                                           Kemper          Combined
                                                                                                       High Yield Opp       Market
                                                                                                       Market Value ($)     Value($)
                                                                                                     ------------------------------
REPURCHASE AGREEMENTS (4.4%)
-----------------------------------------------------------------------------
                                           Repurchase Agreement with State Street
                                           Bank, 6.48%, 10/02/2000                                         116,000       6,596,000
                                                                                                     ------------------------------
Total Repurchase Agreements
(Cost of $6,480,000, $116,000,
and $6,596,000 respectively)                                                                               116,000       6,596,000
                                                                                                     ==============================




FOREIGN BONDS - U. S.$ DENOMINATED (2.7%)
-----------------------------------------------------------------------------
                                           Dolphin Telecom PLC, Zero Coupon, 05/15/2009                                    190,000
                                           Euramax International, PLC, 11.25%, 10/01/2006                  574,200       1,444,200
                                           AES Corporation, 11.50%, 08/30/2010                             105,750         380,700
                                           Federal Republic of Brazil, 14.50%, 10/15/2009                  110,500         663,000
                                           Kappa Beheer BV, 10.625%, 07/15/2009                                            503,475
                                           TFM, S.A. de C.V., 10.25%, 06/15/2007                                           920,000
                                                                                                     ------------------------------
Total Foreign Bonds-U.S.$Denominated
(Cost of $3,310,925, $790,425, and
$4,101,350 respectively)                                                                                   790,450       4,101,375
                                                                                                     ==============================





U.S. TREASURY OBLIGATIONS (4.1%)
-----------------------------------------------------------------------------
                                           U.S. Treasury Note, 6.00%, 08/15/2009                                         3,015,000
                                                                                                     ------------------------------
                                                                                                                         3,015,000
                                                                                                     ==============================

                                           U.S. Treasury Bond, 6.50%, 02/15/2010                                         3,126,090
                                                                                                     ------------------------------
Total U.S. Treasury Obligations
(Cost of $6,112,969, $0, and
$6,112,969 respectively)                                                                                                 6,141,090
                                                                                                     ==============================




CORPORATE BOND (85.9%)
-----------------------------------------------------------------------------


                            COMMUNICATIONS Allegiance Telecom, Inc. 12.875%, 05/15/2008                    204,000       1,438,200
                                           Call-Net Enterprises, Inc., 9.3755, 05/15/2009                                  121,500
                                           Call-Net Enterprises, Inc., Step-up Coupon, 0% to
                                           05/15/2004, 10.80% to 05/15/2009                                                192,000
                                           Crown Castle International Corp.,Step-up Coupon, 0%
                                           to 08/01/2004, 11.25% to 08/01/2011                              59,400          59,400
                                           Crown Castle International Corp., 10.750%, 08/01/2011            71,050         700,350
                                           Doubloon Communications Corp., 10.875%, 07/01/2010               97,000         281,300
                                           Esprit Telecom Group, PLACE, 11.50%, 12/15/2007                 151,800         151,800
                                           Esprit Telecom Group, PLACE, 10.875%, 06/15/2008                 50,600          50,600
                                           Fairmont Communications, 12.50%, 05/01/2010                     107,250         643,500
                                           Global Crossing Holdings Ltd., 9.625%, 05/15/2008                               841,500
                                           Global Crossing Holdings Ltd., 9.50%, 11/15/2009                238,800       1,731,300
                                           Global Telesystems Group, 9.875%, 02/15/2005                     44,000          44,000
                                           Hermes Europe Rialto BV, 11.50%, 08/15/2007                      23,000          23,000
                                           ICE Holdings, Inc., Step-up Coupon, 0% to 09/15/2000,
                                           13.50% to 09/15/2005                                            110,000         330,000
                                           Impost Corp., 12.375%, 06/15/2008                               116,250       1,053,750
                                           KMC Telecom Holdings, Inc.,Step-up Coupon, 0% to
                                           02/15/2003, 12.50% to 02/15/2008                               163,200
                                           KMC Telecom Holdings Inc., 13.50%, 05/15/2009                   138,600         138,600
                                           Level 3 Communications Inc., 9.125%, 05/01/2008                                 350,550
                                           MGC Communications, 13.00%, 10/01/2004                          254,200         254,200
                                           McLeod USA, Inc., 9.25%, 07/15/2007                                           1,860,000
                                           Metromedia Fiber Network, Inc., 10.0%, 11/15/2008                               684,500
                                           MetroNet Communications Corp., Step-up Coupon, 0% to
                                           06/15/2003, 9.95%, 06/15/2008                                                 1,789,875
                                           Millicom International Cellular, S.A., Step up
                                           Coupon, )% to 06/01/2001, 13.5% to 06/01/2006                                 1,270,200
                                           Nextel Communications, 9.0375%, 11/15/2009                      334,475       2,361,000
                                           Nextlink Communications, Inc., 12.50%, 04/15/2006                78,400          78,400
                                           Nextlink Communications, Inc., Step-up Coupon, 0%
                                           to 04/15/2003, 9.45% to 04/15/2008                               24,000       2,184,000
                                           Price Communications Wireless, 9.125%, 12/15/2006                             1,530,000
                                           Primus Telecommunications Group, 11.75%, 08/01/2004             297,000         297,000
                                           Primus Telecommunications Group, 11.25%, 01/15/2009              35,000         160,000
                                           Primus Telecommunications Group, 12.75%, 10/15/2009              25,500         408,000
                                           PSINet Inc., 10.0%, 02/15/2005                                                  640,000
                                           Rogers Cantel, 9.755, 06/01/2016                                182,750       1,257,750
                                           SBA Communications Corp., Step-up, 0% to 03/01/2003,
                                           12.0% to 03/01/2008                                              81,950       1,460,200
                                           Spectrasite Holdings, Inc., Step-up Coupon, 0% to
                                           07/15/2003, 12.0% to 07/15/2008                                 351,900         517,500
                                           Spectrasite Holdings, Inc., Step-up Coupon, 0% to
                                           04/15/2004, 11.25% to 04/15/2009                                273,750       1,368,750
                                           Spectrasite Holdings, Inc., Step-up Coupon, 10.75%
                                           to 03/15/2010                                                    19,000         441,750
                                           Sprint Spectrum L.P. Senior Note, 11.0%, 08/15/2006                           1,106,680
                                           Star Choice Communications Inc., 13.0%, 12/15/2005                            1,100,000
                                           Telecorp PCS, Inc., Step-up-Coupon, 0% to 04/15/2004,
                                           11.625 to 04/15/2009                                            438,750       2,295,000
                                           Telecorp PCS, Inc., Step-up-Coupon, 10.625% to 07/15/2010       101,000         464,600
                                           Teligent, Inc., 11.50%, 12/01/2007                              123,200       1,003,200
                                           Tritel PCS Inc., Step-up Coupon, 0% to 05/01/2004,
                                           12.75% to 05/15/2009                                            174,200         174,200
                                           Triton Communications, L.L.C., Step-up Coupon, 0% to
                                           05/01/2003, 11% to 05/01/2008                                   660,000         855,000
                                           Triton Communications LLC, Step-up Coupon, 0% 05/01/2003,
                                           11.0%, 05/01/2008                                                               592,500
                                           Versatel Teleco, 11.875%, 07/15/2009                                            870,000
                                           Viatel, Inc., Step-up Coupon, 0% to 04/15/2003, 12.5%
                                           to 04/15/2008                                                                   111,800
                                           Voicestream Wireless Corp.,10.375%, 11/15/2009                                1,396,425
                                           WorldCom, Inc., 8.875%, 01/15/2006                                              380,858
                                                                                                     ------------------------------
                                                                                                         5,030,025      37,227,938
                                                                                                     ==============================


                              CONSTRUCTION Dimac Corp.,9.75%, 01/15/2008                                     1,200           1,200
                                           Hovnanian Enterprises, Inc., 9.125%, 05/01/2009                                 882,375
                                           Lennar Corp., 9.95%, 05/01/2010                                 237,493       1,897,993
                                           Millar Western Forest Products, 9.875%, 05/15/2008                              667,000
                                           Nortek, Inc., 9.25%, 03/15/2007                                                 965,000
                                           Nortek, Inc., 9.875%, 03/01/2005                                                947,500
                                           Standard Pacific Corp.,8.0%, 02/15/2008                          91,250          91,250
                                           Standard Pacific Corp.,8.50%, 04/01/2009                        188,500         188,500
                                           Toll Corp., 8.125%, 02/01/2009                                   94,250          94,250
                                           Toll Corp., 8.00%, 05/01/2009                                    94,500          94,500
                                           Del Webb Corp., 9.75%, 01/15/2008                               186,000         186,000
                                                                                                     ------------------------------
                                                                                                           893,193       6,015,568
                                                                                                     ==============================


                CONSUMER DISCRETIONARY AFC Enterprises, 10.25%, 05/15/2007                                 507,450         507,450
                                           Avondale Mills, 10.25%, 05/01/2006                              260,300         260,300
                                           Cinemark USA, Inc. Series D, 9.625%, 08/01/2008                                 430,000
                                           Circus Circus Mandalay Resort Group, 6.45%, 02/01/2006           26,440         141,011
                                           Finlay Fine Jewelry Co., 8.375%, 05/01/2008                                   2,070,000
                                           Boca Resorts, Inc., 9.875%, 04/15/2009                          386,000       2,026,500
                                           Guitar Center Management, 11.0%, 07/01/2006                     318,450       1,621,200
                                           Hines Horticulture, Inc., 11.75%, 10/15/2005                    443,250         443,250
                                           Hollywood Entertainment Corp., 10.63%, 08/15/2004               123,200         284,900
                                           Horseshoe Gaming Holdings, 8.625%, 05/15/2009                                 1,483,575
                                           International Game Technology, 8.375%, 05/15/2009                             1,955,000
                                           MGM Grand Inc., 9.75%, 06/01/2007                               227,150       1,218,350
                                           MGM Mirage, Inc., 8.50%, 09/15/2010                             127,400         803,600
                                           Mandalay Resort Group, 10.25%, 08/01/2007                       103,000         422,300
                                           Mandalay Resort Group, 9.50%, 08/01/2008                        101,750         244,200
                                           Mohegan Tribal Gaming Authority, 8.125%, 01/01/2006                           1,960,000
                                           National Vision Association, LTD., 12.75%, 10/15/2005                           732,000
                                           Park Place Entertainment, Inc., 9.375%, 02/15/2007              152,250       1,674,750
                                           Perkins Finance, L.P., 10.125%, 12/15/2007                      178,600         178,600
                                           Premier Parks Inc., 9.75%, 01/15/2007                                         1,485,000
                                           Restaurant Co., Step-up Coupon, 0% to 05/15/2003, 11.25%
                                           to 05/15/2008                                                   125,000         125,000
                                           Sealy Mattress Co., Step-up Coupon, 0% to 12/15/2002,
                                           10.875% to 12/15/2007                                           497,475         497,475
                                           Specialty Retailers, Inc., 9.0%, 07/15/2007                           0               0
                                                                                                     ------------------------------
                                                                                                         3,577,715      20,564,461
                                                                                                     ==============================





                                                                                                          Scudder          Kemper
                                                                                                     High Yield Bond  High Yield Opp
                                                                                                          Par/Share      Par/Share
                                                                                                           Amount          Amount
                                                                                                       -----------------------------
                          CONSUMER STAPLES Dyersburg Corp., Series B, 9.75%, 09/01/2007                    1,500,000
                                           Fleming Companies, Inc., 10.625%, 07/31/2007                    1,400,000
                                           Grove Worldwide LLC, 9.25%, 05/01/2008                                           125,000
                                           Jafra Cosmetics International, Inc., 11.75%, 05/01/2008         1,500,000        190,000
                                           US Can Corporation, 12.375%, 10/01/2010                           100,000




                                  DURABLES Airxcel, 11.00%, 11/15/2007                                       800,000        160,000
                                           DeCrane Aircraft Holdings, Inc., 12.0%, 09/30/2008              1,000,000
                                           Fairchild Corp., 10.75%, 04/15/2009                               460,000




                                    ENERGY AES Corp., 9.375%, 09/15/2010                                     820,000        150,000
                                           Chesapeake Energy Corp., 9.625%, 05/01/2005                                      350,000
                                           Chesapeake Energy Corp., 9.625%, 05/01/2005                       350,000
                                           Cliffs Drilling Co., Series D, 10.25%, 05/15/2003               1,000,000
                                           EOTT Energy Partners, 11.25%, 11/01/2009                        1,750,000
                                           Key Energy Services, Inc.,14.0%, 01/15/2009                                      100,000
                                           Nuevo Energy, 9.375%, 10/01/2010                                  130,000        100,000
                                           Swift Energy Co., 10.25%, 08/01/2009                            1,000,000
                                           Triton Energy, Ltd., 8.875%, 10/01/2007                           350,000        100,000




                                 FINANCIAL Bank United Capital Trust, Series B, 10.25%, 12/31/2026         1,000,000
                                           Eaton Vance CDO Class C, 13.68%, 07/15/2012                     1,000,000        200,000
                                           FRD Acquisition, 12.50%, 07/15/2004                               100,000         20,000
                                           HMH Properties Inc., 7.875%, 08/01/2008                         2,100,000        200,000
                                           HMH Properties Inc., 8.45%, 12/01/2008                            400,000




                                    HEALTH Dade International Inc., 11.125, 05/01/2006                       950,000
                                           Mariner Post-Acute Network, Inc., Step-up Coupon,
                                           0% to 11/01/2002, 10.50% to 11/01/2007                                           510,000
                                           MEDIQ, Inc., 11.00%, 06/01/2008                                   500,000
                                           Tenet Healthcare Corp., 9.255, 09/01/2010                         720,000        150,000
                                           Vencor, Inc., 9.875%, 05/01/2005                                                  55,000




                             MANUFACTURING Agriculture, Mining and Chemicals, in., 10.75%, 09/30/2003                        90,000
                                           American Standard Companies, Inc., 9.25%, 12/01/.2016           1,100,000
                                           Ball Corp., 8.25%, 08/01/2008                                   1,000,000
                                           Berry Plastics Corp.,12.25%, 04/15/2004                                          330,000
                                           Congoleum Corp., 8.625%, 08/01/2008                               500,000
                                           Consumers International, 10.25%, 04/01/2005                                      200,000
                                           Delco Remy International, 10.625%, 08/01/2006                     750,000
                                           Eagle-Picher Holdings, Series B, Step-Up Coupon, 0% to
                                           03/1/2008, 11.75% to 03/1/2008, 9.375% 03/01/2008               1,910,000
                                           Flowserve Corporation, 12.25%, 08/15/2010                         270,000        100,000
                                           GS Technologies, 12.0%, 09/01/2004                              1,000,000        210,000
                                           GS Technologies, 12.25%, 10/01/2005                                              370,000
                                           Gaylord Container Corp., 9.75%, 06/15/2007                                       260,000
                                           Gaylord Container Corp., 9.875%, 02/15/2008                       560,000         50,000
                                           Grove Holdings LLC, Step-up Coupon, 0% to 05/01/2003,
                                           11.625% to 05/01/2009                                           1,000,000         80,000
                                           Grove Holdings LLC, 14.50%, 05/01/2010                                           137,630
                                           Huntsman Package, 11.75, 12/01/2004                             1,288,000        200,000
                                           ISP Holdings Inc., 9.0%, 10/15/2003                               500,000
                                           ISP Holdings Inc., 9.75%, 02/15/2002                              250,000
                                           NL Industries, Inc., Senior Note, 11.75%, 10/15/2003                             710,000
                                           Plainwell, Inc., 11.00%, 03/01/2008                                              320,000
                                           Printpack, Inc., 10.625%, 08/15/2006                                             330,000
                                           Riverwood International Corp., 10.25%, 04/01/2006                 460,000         10,000
                                           Riverwood International Corp., 10.875%, 04/01/2008              1,670,000        820,000
                                           Riverwood International Corp., 10.625%, 08/01/2007                100,000         20,000
                                           SF Holdings Group, Inc., Step-up Coupon, 0% to 03/15/2003,
                                           12.75% to 03/15/2008                                                             470,000
                                           Tenneco Automotive Inc., 11.625%, 10/15/2009                    2,000,000        450,000
                                           Terex Corp., 8.875%, 04/01/2008                                 1,000,000
                                           Texas Petrochemicals, 11.125%, 07/01/2006                                        500,000
                                           U.S. Can Corp., 10.125, 10/15/2006                                 20,000




                                     MEDIA AMFM Operating Inc., 12.625%, 10/31/2006                        1,859,000
                                           Adelphia Communications Corp., 10.50%, 07/15/2004               1,500,000
                                           American Lawyer Media, Inc., 9.75%, 12/15/2007                  1,000,000        330,000
                                           Avalon Cable Holdings LLC, Step-up coupon, 0% to
                                           12/01/03, 11.875%  to 12/01/2008                                                 200,000
                                           CSC Holdings, Inc., 9.250%, 11/01/2005                                           100,000
                                           CSC Holdings, Inc., 8.125%, 08/15/2009                                            54,000
                                           CSC Holdings, Inc., 10.50%, 05/15/2016                                            60,000
                                           AMFM, Inc., Step-up Coupon, 0% to 02/01/2002,
                                           12.75% to 02/01/2009                                                             110,000
                                           AMFM, Inc., 8.00%, 11/01/2008                                                    330,000
                                           Charter Communications Holdings LLC, 8.25%, 04/01/2007                           410,000
                                           Charter Communications Holdings LLC, 8.625%, 04/01/2009         2,250,000
                                           Comcast UK Cable Partners Ltd., Step-up Coupon 0% to
                                           11/15/2000, 11.20% to 11/15/2007                                1,500,000
                                           Echostar DBS Corp., 9.375%, 02/01/2009                          2,000,000
                                           NTL, Inc. 11.50%, 10/01/2008                                    2,000,000        255,000
                                           NTL Communications Corp., 11.875%, 10/01/2010                                     20,000
                                           Outdoor Systems, Inc., 8.875%, 06/15/2007                       2,750,000
                                           Panavision, Inc., Step-up Coupon, 0% to 02/01/2002,
                                           9.625% to 02/01/2006                                                             370,000
                                           Renaissance Media Group, Step-up Coupon, 0% to
                                            04/15/2003, 10.0% to 04/15/2008                                                 130,000
                                           Sinclair Broadcast Group, Inc., 10.0%, 09/30/2005               1,500,000
                                           Star Choice Communications Inc., 13.0%, 12/15/2005                                50,000
                                           TeleWest Communications, PLC, 11.25%, 11/01/2008                                 140,000
                                           TeleWest Communications PLC, Step-Up Coupon, 0% to
                                           04/15/2004, 9.625% to 04/15/2009                                1,600,000
                                           TeleWest Communications                                                           30,000
                                           TeleWest Communications, PLC, Step-up Coupon, 0%
                                           to 10/01/2000, 11.0% to 10/01/2007                              1,000,000         95,000
                                           Transwestern Publishing, Step-up Coupon, 0% to
                                           11/15/2002, 11.875% to 11/15/2008                                                310,000
                                           Transwestern Publishing, 9.625%, 11/15/2007                                      340,000
                                           United International Holdings, Step-up Coupon, 0%
                                           to 02/15/2003, 10.75% to 02/15/2008                             1,400,000        170,000




                         METALS & MINERALS MMI Products, Inc., 11.25%, 04/15/2007                            800,863        340,000
                                           Metal Management, Inc., 10.00%, 05/15/2008                                       870,000
                                           Metals USA, Inc., 8.625%, 02/15/2008                                             175,000
                                           Metals USA, Inc., 8.625%, 02/15/2008                              790,000
                                           Pen Holdings, Inc., 9.875%, 06/15/2008                          1,000,000
                                           Renco Steel Holdings Co., Series B, 10.875%, 02/01/2005         1,000,000        480,000
                                           Republic Technologies International, 13.75%, 07/15/2009         2,000,000        260,000




                             MISCELLANEOUS Ryland Group, 9.75%, 09/01/2010                                   660,000




                        SERVICE INDUSTRIES Avis Rent A Car, 11.00%, 05/01/2009                             1,750,000
                                           Coinmach Laundry Corp., 11.755%, 11/15/2005                     2,000,000
                                           Spincycle, Inc., Step-up Coupon, 0% to 02/15/2003,
                                           10.75% to 02/15/2008                                                             350,000








                               TECHNOLOGY Exodus Communications, Inc., 11.625%, 07/15/2010                   410,000         80,000
                                          Flextronics International, 9.875%, 07/01/2010                      340,000        110,000
                                          PSINet, Inc., 11.00%, 08/01/2009                                                  160,000
                                          PSINet, Inc., 10.00%, 02/15/2005                                    90,000
                                          PSINet, Inc., 11.50%, 11/01/2008                                                  160,000





                           TRANSPORTATION Travelcenters America, 10.25%, 04/01/2007                                         500,000





                                UTILITIES Azurix Corp., 10.375%, 02/15/2007                                1,255,000         80,000




                                                                                                        Pro Forma
                                                                                                       Combined         Scudder
                                                                                                       Par/Share    High Yield Bond
                                                                                                         Amount     Market Value ($)
                                                                                                     -------------------------------
                          CONSUMER STAPLES Dyersburg Corp., Series B, 9.75%, 09/01/2007                  1,500,000          120,000
                                           Fleming Companies, Inc., 10.625%, 07/31/2007                  1,400,000        1,120,000
                                           Grove Worldwide LLC, 9.25%, 05/01/2008                          125,000
                                           Jafra Cosmetics International, Inc., 11.75%, 05/01/2008       1,690,000        1,440,000
                                           US Can Corporation, 12.375%, 10/01/2010                         100,000          102,000
                                                                                                                   -----------------
                                                                                                                          2,782,000
                                                                                                                   =================

                                  DURABLES Airxcel, 11.00%, 11/15/2007                                     960,000          512,000
                                           DeCrane Aircraft Holdings, Inc., 12.0%, 09/30/2008            1,000,000          920,000
                                           Fairchild Corp., 10.75%, 04/15/2009                             460,000          372,600
                                                                                                                   -----------------
                                                                                                                          1,804,600
                                                                                                                   =================

                                    ENERGY AES Corp., 9.375%, 09/15/2010                                   970,000          828,200
                                           Chesapeake Energy Corp., 9.625%, 05/01/2005                     350,000
                                           Chesapeake Energy Corp., 9.625%, 05/01/2005                     350,000          348,250
                                           Cliffs Drilling Co., Series D, 10.25%, 05/15/2003             1,000,000        1,030,000
                                           EOTT Energy Partners, 11.25%, 11/01/2009                      1,750,000        1,855,000
                                           Key Energy Services, Inc.,14.0%, 01/15/2009                     100,000
                                           Nuevo Energy, 9.375%, 10/01/2010                                230,000          130,000
                                           Swift Energy Co., 10.25%, 08/01/2009                          1,000,000        1,025,000
                                           Triton Energy, Ltd., 8.875%, 10/01/2007                         450,000          350,000
                                                                                                                   -----------------
                                                                                                                          5,566,450
                                                                                                                   =================

                                 FINANCIAL Bank United Capital Trust, Series B, 10.25%, 12/31/2026       1,000,000          779,000
                                           Eaton Vance CDO Class C, 13.68%, 07/15/2012                   1,200,000        1,000,000
                                           FRD Acquisition, 12.50%, 07/15/2004                             120,000           37,000
                                           HMH Properties Inc., 7.875%, 08/01/2008                       2,300,000        1,932,000
                                           HMH Properties Inc., 8.45%, 12/01/2008                          400,000          382,000
                                                                                                                   -----------------
                                                                                                                          4,130,000
                                                                                                                   =================

                                    HEALTH Dade International Inc., 11.125, 05/01/2006                     950,000          294,500
                                           Mariner Post-Acute Network, Inc., Step-up Coupon,
                                           0% to 11/01/2002, 10.50% to 11/01/2007                          510,000
                                           MEDIQ, Inc., 11.00%, 06/01/2008                                 500,000           25,000
                                           Tenet Healthcare Corp., 9.255, 09/01/2010                       870,000          753,300
                                           Vencor, Inc., 9.875%, 05/01/2005                                 55,000
                                                                                                                   -----------------
                                                                                                                          1,072,800
                                                                                                                   =================

                             MANUFACTURING Agriculture, Mining and Chemicals, in., 10.75%, 09/30/2003       90,000
                                           American Standard Companies, Inc., 9.25%, 12/01/.2016         1,100,000        1,102,750
                                           Ball Corp., 8.25%, 08/01/2008                                 1,000,000          966,300
                                           Berry Plastics Corp.,12.25%, 04/15/2004                         330,000
                                           Congoleum Corp., 8.625%, 08/01/2008                             500,000          300,000
                                           Consumers International, 10.25%, 04/01/2005                     200,000
                                           Delco Remy International, 10.625%, 08/01/2006                   750,000          735,000
                                           Eagle-Picher Holdings, Series B, Step-Up Coupon, 0% to
                                           03/1/2008, 11.75% to 03/1/2008, 9.375% 03/01/2008             1,910,000          429,750
                                           Flowserve Corporation, 12.25%, 08/15/2010                       370,000          278,100
                                           GS Technologies, 12.0%, 09/01/2004                            1,210,000          100,000
                                           GS Technologies, 12.25%, 10/01/2005                             370,000
                                           Gaylord Container Corp., 9.75%, 06/15/2007                      260,000
                                           Gaylord Container Corp., 9.875%, 02/15/2008                     610,000          196,000
                                           Grove Holdings LLC, Step-up Coupon, 0% to 05/01/2003,
                                           11.625% to 05/01/2009                                         1,080,000           10,000
                                           Grove Holdings LLC, 14.50%, 05/01/2010                          137,630
                                           Huntsman Package, 11.75, 12/01/2004                           1,488,000        1,304,100
                                           ISP Holdings Inc., 9.0%, 10/15/2003                             500,000          450,000
                                           ISP Holdings Inc., 9.75%, 02/15/2002                            250,000          237,500
                                           NL Industries, Inc., Senior Note, 11.75%, 10/15/2003            710,000
                                           Plainwell, Inc., 11.00%, 03/01/2008                             320,000
                                           Printpack, Inc., 10.625%, 08/15/2006                            330,000
                                           Riverwood International Corp., 10.25%, 04/01/2006               470,000          457,700
                                           Riverwood International Corp., 10.875%, 04/01/2008            2,490,000        1,528,050
                                           Riverwood International Corp., 10.625%, 08/01/2007              120,000          100,500
                                           SF Holdings Group, Inc., Step-up Coupon, 0% to 03/15/2003,
                                           12.75% to 03/15/2008                                            470,000
                                           Tenneco Automotive Inc., 11.625%, 10/15/2009                  2,450,000        1,270,000
                                           Terex Corp., 8.875%, 04/01/2008                               1,000,000          900,000
                                           Texas Petrochemicals, 11.125%, 07/01/2006                       500,000
                                           U.S. Can Corp., 10.125, 10/15/2006                               20,000           21,400
                                                                                                                   -----------------
                                                                                                                         10,387,150
                                                                                                                   =================

                                     MEDIA AMFM Operating Inc., 12.625%, 10/31/2006                      1,859,000        2,138,660
                                           Adelphia Communications Corp., 10.50%, 07/15/2004             1,500,000        1,498,125
                                           American Lawyer Media, Inc., 9.75%, 12/15/2007                1,330,000          947,500
                                           Avalon Cable Holdings LLC, Step-up coupon, 0% to
                                           12/01/03, 11.875%  to 12/01/2008                                200,000
                                           CSC Holdings, Inc., 9.250%, 11/01/2005                          100,000
                                           CSC Holdings, Inc., 8.125%, 08/15/2009                           54,000
                                           CSC Holdings, Inc., 10.50%, 05/15/2016                           60,000
                                           AMFM, Inc., Step-up Coupon, 0% to 02/01/2002,
                                           12.75% to 02/01/2009                                            110,000
                                           AMFM, Inc., 8.00%, 11/01/2008                                   330,000
                                           Charter Communications Holdings LLC, 8.25%, 04/01/2007          410,000
                                           Charter Communications Holdings LLC, 8.625%, 04/01/2009       2,250,000        2,025,000
                                           Comcast UK Cable Partners Ltd., Step-up Coupon 0% to
                                           11/15/2000, 11.20% to 11/15/2007                              1,500,000        1,421,250
                                           Echostar DBS Corp., 9.375%, 02/01/2009                        2,000,000        1,960,000
                                           NTL, Inc. 11.50%, 10/01/2008                                  2,255,000        1,950,000
                                           NTL Communications Corp., 11.875%, 10/01/2010                    20,000
                                           Outdoor Systems, Inc., 8.875%, 06/15/2007                     2,750,000        2,822,188
                                           Panavision, Inc., Step-up Coupon, 0% to 02/01/2002,
                                           9.625% to 02/01/2006                                            370,000
                                           Renaissance Media Group, Step-up Coupon, 0% to
                                            04/15/2003, 10.0% to 04/15/2008                                130,000
                                           Sinclair Broadcast Group, Inc., 10.0%, 09/30/2005             1,500,000        1,485,000
                                           Star Choice Communications Inc., 13.0%, 12/15/2005               50,000
                                           TeleWest Communications, PLC, 11.25%, 11/01/2008                140,000
                                           TeleWest Communications PLC, Step-Up Coupon, 0% to
                                           04/15/2004, 9.625% to 04/15/2009                              1,600,000          840,000
                                           TeleWest Communications                                          30,000
                                           TeleWest Communications, PLC, Step-up Coupon, 0%
                                           to 10/01/2000, 11.0% to 10/01/2007                            1,095,000          957,500
                                           Transwestern Publishing, Step-up Coupon, 0% to
                                           11/15/2002, 11.875% to 11/15/2008                               310,000
                                           Transwestern Publishing, 9.625%, 11/15/2007                     340,000
                                           United International Holdings, Step-up Coupon, 0%
                                           to 02/15/2003, 10.75% to 02/15/2008                           1,570,000          938,000
                                                                                                                   -----------------
                                                                                                                         18,983,223
                                                                                                                   =================

                         METALS & MINERALS MMI Products, Inc., 11.25%, 04/15/2007                        1,140,863          772,225
                                           Metal Management, Inc., 10.00%, 05/15/2008                      870,000
                                           Metals USA, Inc., 8.625%, 02/15/2008                            175,000
                                           Metals USA, Inc., 8.625%, 02/15/2008                            790,000          600,400
                                           Pen Holdings, Inc., 9.875%, 06/15/2008                        1,000,000          750,000
                                           Renco Steel Holdings Co., Series B, 10.875%, 02/01/2005       1,480,000          650,000
                                           Republic Technologies International, 13.75%, 07/15/2009       2,260,000          400,000
                                                                                                                   -----------------
                                                                                                                          3,172,625
                                                                                                                   =================

                             MISCELLANEOUS Ryland Group, 9.75%, 09/01/2010                                 660,000          660,000
                                                                                                                   -----------------
                                                                                                                            660,000
                                                                                                                   =================

                        SERVICE INDUSTRIES Avis Rent A Car, 11.00%, 05/01/2009                           1,750,000        1,903,125
                                           Coinmach Laundry Corp., 11.755%, 11/15/2005                   2,000,000        2,005,000
                                           Spincycle, Inc., Step-up Coupon, 0% to 02/15/2003,
                                           10.75% to 02/15/2008                                            350,000
                                                                                                                   -----------------
                                                                                                                          3,908,125
                                                                                                                   =================





                               TECHNOLOGY Exodus Communications, Inc., 11.625%, 07/15/2010                 490,000          414,100
                                          Flextronics International, 9.875%, 07/01/2010                    450,000          349,350
                                          PSINet, Inc., 11.00%, 08/01/2009                                 160,000
                                          PSINet, Inc., 10.00%, 02/15/2005                                  90,000           57,600
                                          PSINet, Inc., 11.50%, 11/01/2008                                 160,000
                                                                                                                   -----------------
                                                                                                                            821,050
                                                                                                                   =================


                           TRANSPORTATION Travelcenters America, 10.25%, 04/01/2007                        500,000
                                                                                                                   -----------------

                                                                                                                   =================


                                UTILITIES Azurix Corp., 10.375%, 02/15/2007                              1,335,000        1,142,050






                                                                                                                           Pro Forma
                                                                                                           Kemper          Combined
                                                                                                       High Yield Opp       Market
                                                                                                       Market Value ($)     Value($)
                                                                                                     -------------------------------

                          CONSUMER STAPLES Dyersburg Corp., Series B, 9.75%, 09/01/2007                                    120,000
                                           Fleming Companies, Inc., 10.625%, 07/31/2007                                  1,120,000
                                           Grove Worldwide LLC, 9.25%, 05/01/2008                           15,000          15,000
                                           Jafra Cosmetics International, Inc., 11.75%, 05/01/2008         182,400       1,622,400
                                           US Can Corporation, 12.375%, 10/01/2010                                         102,000
                                                                                                     ------------------------------
                                                                                                           197,400       2,979,400
                                                                                                     ==============================

                                  DURABLES Airxcel, 11.00%, 11/15/2007                                     102,400         614,400
                                           DeCrane Aircraft Holdings, Inc., 12.0%, 09/30/2008                              920,000
                                           Fairchild Corp., 10.75%, 04/15/2009                                             372,600
                                                                                                     ------------------------------
                                                                                                           102,400       1,907,000
                                                                                                     ==============================

                                    ENERGY AES Corp., 9.375%, 09/15/2010                                   151,500         979,700
                                           Chesapeake Energy Corp., 9.625%, 05/01/2005                     348,250         348,250
                                           Chesapeake Energy Corp., 9.625%, 05/01/2005                                     348,250
                                           Cliffs Drilling Co., Series D, 10.25%, 05/15/2003                             1,030,000
                                           EOTT Energy Partners, 11.25%, 11/01/2009                                      1,855,000
                                           Key Energy Services, Inc.,14.0%, 01/15/2009                     114,000         114,000
                                           Nuevo Energy, 9.375%, 10/01/2010                                100,000         230,000
                                           Swift Energy Co., 10.25%, 08/01/2009                                          1,025,000
                                           Triton Energy, Ltd., 8.875%, 10/01/2007                         100,000         450,000
                                                                                                     ------------------------------
                                                                                                           813,750       6,380,200
                                                                                                     ==============================

                                 FINANCIAL Bank United Capital Trust, Series B, 10.25%, 12/31/2026                         779,000
                                           Eaton Vance CDO Class C, 13.68%, 07/15/2012                     200,000       1,200,000
                                           FRD Acquisition, 12.50%, 07/15/2004                               7,400          44,400
                                           HMH Properties Inc., 7.875%, 08/01/2008                         184,000       2,116,000
                                           HMH Properties Inc., 8.45%, 12/01/2008                                          382,000
                                                                                                     ------------------------------
                                                                                                           391,400       4,521,400
                                                                                                     ==============================

                                    HEALTH Dade International Inc., 11.125, 05/01/2006                                     294,500
                                           Mariner Post-Acute Network, Inc., Step-up Coupon,
                                           0% to 11/01/2002, 10.50% to 11/01/2007                            2,550           2,550
                                           MEDIQ, Inc., 11.00%, 06/01/2008                                                  25,000
                                           Tenet Healthcare Corp., 9.255, 09/01/2010                       156,938         910,238
                                           Vencor, Inc., 9.875%, 05/01/2005                                  8,250           8,250
                                                                                                     ------------------------------
                                                                                                           167,738       1,240,538
                                                                                                     ==============================

                             MANUFACTURING Agriculture, Mining and Chemicals, in., 10.75%, 09/30/2003       61,200          61,200
                                           American Standard Companies, Inc., 9.25%, 12/01/.2016                         1,102,750
                                           Ball Corp., 8.25%, 08/01/2008                                                   966,300
                                           Berry Plastics Corp.,12.25%, 04/15/2004                         310,200         310,200
                                           Congoleum Corp., 8.625%, 08/01/2008                                             300,000
                                           Consumers International, 10.25%, 04/01/2005                      68,000          68,000
                                           Delco Remy International, 10.625%, 08/01/2006                                   735,000
                                           Eagle-Picher Holdings, Series B, Step-Up Coupon, 0% to
                                           03/1/2008, 11.75% to 03/1/2008, 9.375% 03/01/2008                               429,750
                                           Flowserve Corporation, 12.25%, 08/15/2010                       103,000         381,100
                                           GS Technologies, 12.0%, 09/01/2004                               21,000         121,000
                                           GS Technologies, 12.25%, 10/01/2005                              37,000          37,000
                                           Gaylord Container Corp., 9.75%, 06/15/2007                      182,000         182,000
                                           Gaylord Container Corp., 9.875%, 02/15/2008                      17,500         213,500
                                           Grove Holdings LLC, Step-up Coupon, 0% to 05/01/2003,
                                           11.625% to 05/01/2009                                               800          10,800
                                           Grove Holdings LLC, 14.50%, 05/01/2010                            1,376           1,376
                                           Huntsman Package, 11.75, 12/01/2004                             202,500       1,506,600
                                           ISP Holdings Inc., 9.0%, 10/15/2003                                             450,000
                                           ISP Holdings Inc., 9.75%, 02/15/2002                                            237,500
                                           NL Industries, Inc., Senior Note, 11.75%, 10/15/2003            717,100         717,100
                                           Plainwell, Inc., 11.00%, 03/01/2008                              64,000          64,000
                                           Printpack, Inc., 10.625%, 08/15/2006                            318,450         318,450
                                           Riverwood International Corp., 10.25%, 04/01/2006                 9,950         467,650
                                           Riverwood International Corp., 10.875%, 04/01/2008              750,300       2,278,350
                                           Riverwood International Corp., 10.625%, 08/01/2007               20,100         120,600
                                           SF Holdings Group, Inc., Step-up Coupon, 0% to 03/15/2003,
                                           12.75% to 03/15/2008                                            244,400         244,400
                                           Tenneco Automotive Inc., 11.625%, 10/15/2009                    285,750       1,555,750
                                           Terex Corp., 8.875%, 04/01/2008                                                 900,000
                                           Texas Petrochemicals, 11.125%, 07/01/2006                       425,000         425,000
                                           U.S. Can Corp., 10.125, 10/15/2006                                               21,400
                                                                                                     ------------------------------
                                                                                                         3,839,626      14,226,776
                                                                                                     ==============================

                                     MEDIA AMFM Operating Inc., 12.625%, 10/31/2006                                      2,138,660
                                           Adelphia Communications Corp., 10.50%, 07/15/2004                             1,498,125
                                           American Lawyer Media, Inc., 9.75%, 12/15/2007                  312,675       1,260,175
                                           Avalon Cable Holdings LLC, Step-up coupon, 0% to
                                           12/01/03, 11.875%  to 12/01/2008                                136,000         136,000
                                           CSC Holdings, Inc., 9.250%, 11/01/2005                          101,000         101,000
                                           CSC Holdings, Inc., 8.125%, 08/15/2009                           52,920          52,920
                                           CSC Holdings, Inc., 10.50%, 05/15/2016                           64,800          64,800
                                           AMFM, Inc., Step-up Coupon, 0% to 02/01/2002,
                                           12.75% to 02/01/2009                                            105,462         105,462
                                           AMFM, Inc., 8.00%, 11/01/2008                                   333,712         333,712
                                           Charter Communications Holdings LLC, 8.25%, 04/01/2007          369,000         369,000
                                           Charter Communications Holdings LLC, 8.625%, 04/01/2009                       2,025,000
                                           Comcast UK Cable Partners Ltd., Step-up Coupon 0% to
                                           11/15/2000, 11.20% to 11/15/2007                                              1,421,250
                                           Echostar DBS Corp., 9.375%, 02/01/2009                                        1,960,000
                                           NTL, Inc. 11.50%, 10/01/2008                                    248,625       2,198,625
                                           NTL Communications Corp., 11.875%, 10/01/2010                    19,575          19,575
                                           Outdoor Systems, Inc., 8.875%, 06/15/2007                                     2,822,188
                                           Panavision, Inc., Step-up Coupon, 0% to 02/01/2002,
                                           9.625% to 02/01/2006                                             92,500          92,500
                                           Renaissance Media Group, Step-up Coupon, 0% to
                                            04/15/2003, 10.0% to 04/15/2008                                 87,100          87,100
                                           Sinclair Broadcast Group, Inc., 10.0%, 09/30/2005                             1,485,000
                                           Star Choice Communications Inc., 13.0%, 12/15/2005               55,000          55,000
                                           TeleWest Communications, PLC, 11.25%, 11/01/2008                136,500         136,500
                                           TeleWest Communications PLC, Step-Up Coupon, 0% to
                                           04/15/2004, 9.625% to 04/15/2009                                                840,000
                                           TeleWest Communications                                          27,300          27,300
                                           TeleWest Communications, PLC, Step-up Coupon, 0%
                                           to 10/01/2000, 11.0% to 10/01/2007                               90,963       1,048,463
                                           Transwestern Publishing, Step-up Coupon, 0% to
                                           11/15/2002, 11.875% to 11/15/2008                               238,700         238,700
                                           Transwestern Publishing, 9.625%, 11/15/2007                     339,150         339,150
                                           United International Holdings, Step-up Coupon, 0%
                                           to 02/15/2003, 10.75% to 02/15/2008                             113,900       1,051,900
                                                                                                     ------------------------------
                                                                                                         2,924,882      21,908,105
                                                                                                     ==============================

                         METALS & MINERALS MMI Products, Inc., 11.25%, 04/15/2007                          332,350       1,104,575
                                           Metal Management, Inc., 10.00%, 05/15/2008                       87,000          87,000
                                           Metals USA, Inc., 8.625%, 02/15/2008                            133,000         133,000
                                           Metals USA, Inc., 8.625%, 02/15/2008                                            600,400
                                           Pen Holdings, Inc., 9.875%, 06/15/2008                                          750,000
                                           Renco Steel Holdings Co., Series B, 10.875%, 02/01/2005         312,000         962,000
                                           Republic Technologies International, 13.75%, 07/15/2009          52,000         452,000
                                                                                                     ------------------------------
                                                                                                           916,350       4,088,975
                                                                                                     ==============================

                             MISCELLANEOUS Ryland Group, 9.75%, 09/01/2010                                                 660,000
                                                                                                     ------------------------------
                                                                                                                           660,000
                                                                                                     ==============================

                        SERVICE INDUSTRIES Avis Rent A Car, 11.00%, 05/01/2009                                           1,903,125
                                           Coinmach Laundry Corp., 11.755%, 11/15/2005                                   2,005,000
                                           Spincycle, Inc., Step-up Coupon, 0% to 02/15/2003,
                                           10.75% to 02/15/2008                                            105,000         105,000
                                                                                                     ------------------------------
                                                                                                           105,000       4,013,125
                                                                                                     ==============================





                               TECHNOLOGY Exodus Communications, Inc., 11.625%, 07/15/2010                  80,800         494,900
                                          Flextronics International, 9.875%, 07/01/2010                    113,025         462,375
                                          PSINet, Inc., 11.00%, 08/01/2009                                 102,400         102,400
                                          PSINet, Inc., 10.00%, 02/15/2005                                                  57,600
                                          PSINet, Inc., 11.50%, 11/01/2008                                 105,600         105,600
                                                                                                     ------------------------------
                                                                                                           401,825       1,222,875
                                                                                                     ==============================


                           TRANSPORTATION Travelcenters America, 10.25%, 04/01/2007                        503,750         503,750
                                                                                                     ------------------------------
                                                                                                           503,750         503,750
                                                                                                     ==============================


                                UTILITIES Azurix Corp., 10.375%, 02/15/2007                                 72,800       1,214,850


                                                                                                          Scudder          Kemper
                                                                                                     High Yield Bond  High Yield Opp
                                                                                                          Par/Share      Par/Share
                                                                                                           Amount          Amount
                                                                                                       -----------------------------
                                          Azurix Corp., 10.75%, 02/15/2010                                   130,000        140,000
                                          Calpine Corp, 7.75%, 04/15/2009                                    350,000        100,000
                                          Calpine Corp, 8.625%, 08/15/2010                                   260,000         50,000



Total Corporate Bonds
(Cost of $127,101,467,
 $25,338,775, and
$152,440,242 respectively)


BOND INVESTMENT PORTFOLIO (0.0%)
-----------------------------------------------------------------------------
                                          Morgan Stanley High Yield Fund                                                        100

Total Bond Investment
Portfolio (Cost of $0,
$1,125, and $1,125
respectively)





CONVERTIBLE PREFERRED STOCKS (.39%)
-----------------------------------------------------------------------------

                            COMMUNICATIONS World Access, Inc                                                     718             72

Total Convertible Preferred
Stocks (Cost of $0, $106,904,
and $106,904 respectively)





PREFERRED STOCKS (2.0%)
-----------------------------------------------------------------------------

                            COMMUNICATIONS Dobson Communications Corp.                                         2,399
                                           Dobson Communications                                                                181
                                           Globalstar LP                                                       1,000
                                           Nextel Communications                                                                 10




                                 FINANCIAL Crown American Realty Trust                                                          560




                             MANUFACTURING Day International Group                                               654
                                           Eagle-Picher Holdings                                                                 20
                                           SF Holdings Group                                                                     10




                                     MEDIA CSC Holdings Inc.                                                     731

Total Preferred Stocks
(Cost of $2,951,646, $429,574,
and $3,381,220 respectively)





COMMON STOCKS (.52)
-----------------------------------------------------------------------------
                            COMMUNICATIONS KMC Telecom Holdings                                                                 160
                                           Orbital Imaging                                                       700
                                           Star Choice Communications                                         23,160          1,158
                                           Tele1 Europe Holding AB - ADR                                                      1,761
                                           Viatel                                                              6,136




                              CONSTRUCTION Hovnanian Enterprises Inc.                                                        15,000
                                           Waxman Industries                                                                 18,000




                                  DURABLES Decrane Holdings Co.                                                1,000            230




                                 FINANCIAL Ishares Russell 2000 Index Fund                                                    1,000
                                           Ono Finance PLC                                                     1,000            360




                             MANUFACTURING Gaylord Container Corp.                                                           10,000
                                           SF Holdings Group                                                                    131
                                           Smurfit-Stone Container Corp.                                                      5,000




                         METALS & MINERALS Metals USA                                                                        24,000
                                           Republic Technologies International                                 2,000            260




                        SERVICE INDUSTRIES American Banknote Corp.                                                              100
                                           Spincycle                                                                            350

Total Common Stocks
(Cost of $81,238, $636,205,
and $717,443 respectively)






TOTAL INVESTMENT PORTFOLIO - 100%
(Cost of $147,310,478, $27,501,983,
and $174,812,461 respectively)




                                                                                                        Pro Forma
                                                                                                       Combined         Scudder
                                                                                                       Par/Share    High Yield Bond
                                                                                                         Amount     Market Value ($)
                                                                                                     -------------------------------
                                          Azurix Corp., 10.75%, 02/15/2010                                 270,000         115,700
                                          Calpine Corp, 7.75%, 04/15/2009                                  450,000         331,919
                                          Calpine Corp, 8.625%, 08/15/2010                                 310,000         259,233
                                                                                                                   ----------------
                                                                                                                         1,848,902
                                                                                                                   ================
                                                                                                                       109,443,959
Total Corporate Bonds                                                                                              ================
(Cost of $127,101,467,
 $25,338,775, and
$152,440,242 respectively)


BOND INVESTMENT PORTFOLIO (0.0%)
-----------------------------------------------------------------------------
                                          Morgan Stanley High Yield Fund                                       100
                                                                                                                   ----------------
Total Bond Investment
Portfolio (Cost of $0,
$1,125, and $1,125
respectively)
                                                                                                                   ================




CONVERTIBLE PREFERRED STOCKS (.39%)
-----------------------------------------------------------------------------

                            COMMUNICATIONS World Access, Inc                                                    790         531,128
                                                                                                                    ---------------
Total Convertible Preferred
Stocks (Cost of $0, $106,904,
and $106,904 respectively)                                                                                                  531,128
                                                                                                                    ===============




PREFERRED STOCKS (2.0%)
-----------------------------------------------------------------------------

                            COMMUNICATIONS Dobson Communications Corp.                                        2,399       2,147,105
                                           Dobson Communications                                                181
                                           Globalstar LP                                                      1,000          25,000
                                           Nextel Communications                                                 10
                                                                                                                    ---------------
                                                                                                                          2,172,105
                                                                                                                    ===============

                                 FINANCIAL Crown American Realty Trust                                          560
                                                                                                                    ---------------

                                                                                                                    ===============

                             MANUFACTURING Day International Group                                              654         490,500
                                           Eagle-Picher Holdings                                                 20
                                           SF Holdings Group                                                     10
                                                                                                                    ---------------
                                                                                                                            490,500
                                                                                                                    ===============

                                     MEDIA CSC Holdings Inc.                                                    731          78,034
                                                                                                                    ---------------
Total Preferred Stocks
(Cost of $2,951,646, $429,574,
and $3,381,220 respectively)                                                                                                 78,034
                                                                                                                    ===============
                                                                                                                          2,715,639
                                                                                                                    ===============


COMMON STOCKS (.52)
-----------------------------------------------------------------------------
                            COMMUNICATIONS KMC Telecom Holdings                                                 160
                                           Orbital Imaging                                                      700           3,500
                                           Star Choice Communications                                        24,318         196,860
                                           Tele1 Europe Holding AB - ADR                                      1,761
                                           Viatel                                                             6,136          62,894
                                                                                                                    ---------------
                                                                                                                            263,254
                                                                                                                    ===============

                              CONSTRUCTION Hovnanian Enterprises Inc.                                        15,000
                                           Waxman Industries                                                 18,000
                                                                                                                    ---------------

                                                                                                                    ===============

                                  DURABLES Decrane Holdings Co.                                               1,230
                                                                                                                    ---------------

                                                                                                                    ===============

                                 FINANCIAL Ishares Russell 2000 Index Fund                                    1,000
                                           Ono Finance PLC                                                    1,360          90,000
                                                                                                                    ---------------
                                                                                                                             90,000
                                                                                                                    ===============

                             MANUFACTURING Gaylord Container Corp.                                           10,000
                                           SF Holdings Group                                                    131
                                           Smurfit-Stone Container Corp.                                      5,000
                                                                                                                    ---------------

                                                                                                                    ===============

                         METALS & MINERALS Metals USA                                                        24,000
                                           Republic Technologies International                                2,260              20
                                                                                                                    ---------------
                                                                                                                                 21
                                                                                                                    ===============

                        SERVICE INDUSTRIES American Banknote Corp.                                              100
                                           Spincycle                                                            350
                                                                                                                    ---------------
Total Common Stocks
(Cost of $81,238, $636,205,
and $717,443 respectively)                                                                                                  378,275
                                                                                                                    ===============




                                                                                                                    ---------------
TOTAL INVESTMENT PORTFOLIO - 100%
(Cost of $147,310,478, $27,501,983,
and $174,812,461 respectively)                                                                                          129,001,016
                                                                                                                    ===============









                                                                                                                           Pro Forma
                                                                                                           Kemper          Combined
                                                                                                       High Yield Opp       Market
                                                                                                       Market Value ($)     Value($)
                                                                                                     -------------------------------
                                          Azurix Corp., 10.75%, 02/15/2010                                 124,600         240,300
                                          Calpine Corp, 7.75%, 04/15/2009                                   94,834         426,753
                                          Calpine Corp, 8.625%, 08/15/2010                                  49,852         309,085
                                                                                                     ------------------------------
                                                                                                           342,086       2,190,988
                                                                                                     ==============================
                                                                                                        20,207,140     129,651,099
                                                                                                     ==============================
Total Corporate Bonds
(Cost of $127,101,467,
 $25,338,775, and
$152,440,242 respectively)


BOND INVESTMENT PORTFOLIO (0.0%)
-----------------------------------------------------------------------------
                                          Morgan Stanley High Yield Fund                                     1,138           1,138
                                                                                                     ------------------------------
Total Bond Investment
Portfolio (Cost of $0,
$1,125, and $1,125
respectively)                                                                                                1,138           1,138
                                                                                                     ==============================




CONVERTIBLE PREFERRED STOCKS (.39%)
-----------------------------------------------------------------------------

                            COMMUNICATIONS World Access, Inc                                                53,546         584,674
                                                                                                     ------------------------------
Total Convertible Preferred
Stocks (Cost of $0, $106,904,
and $106,904 respectively)                                                                                  53,546         584,674
                                                                                                     ==============================




PREFERRED STOCKS (2.0%)
-----------------------------------------------------------------------------

                            COMMUNICATIONS Dobson Communications Corp.                                                   2,147,105
                                           Dobson Communications                                           166,520         166,520
                                           Globalstar LP                                                                    25,000
                                           Nextel Communications                                             9,600           9,600
                                                                                                     ------------------------------
                                                                                                           176,120       2,348,225
                                                                                                     ==============================

                                 FINANCIAL Crown American Realty Trust                                      21,560          21,560
                                                                                                     ------------------------------
                                                                                                            21,560          21,560
                                                                                                     ==============================

                             MANUFACTURING Day International Group                                                         490,500
                                           Eagle-Picher Holdings                                            45,000          45,000
                                           SF Holdings Group                                                41,360          41,360
                                                                                                     ------------------------------
                                                                                                            86,360         576,860
                                                                                                     ==============================

                                     MEDIA CSC Holdings Inc.                                                                78,034
                                                                                                     ------------------------------
Total Preferred Stocks
(Cost of $2,951,646, $429,574,
and $3,381,220 respectively)                                                                                                78,034
                                                                                                     ==============================
                                                                                                           284,040       2,999,679
                                                                                                     ==============================



COMMON STOCKS (.52)
-----------------------------------------------------------------------------
                            COMMUNICATIONS KMC Telecom Holdings                                                640             640
                                           Orbital Imaging                                                                   3,500
                                           Star Choice Communications                                        9,843         206,703
                                           Tele1 Europe Holding AB - ADR                                    15,849          15,849
                                           Viatel                                                                           62,894
                                                                                                     ------------------------------
                                                                                                            26,332         289,586
                                                                                                     ==============================

                              CONSTRUCTION Hovnanian Enterprises Inc.                                      111,562         111,562
                                           Waxman Industries                                                 3,375           3,375
                                                                                                     ------------------------------
                                                                                                           114,937         114,937
                                                                                                     ==============================

                                  DURABLES Decrane Holdings Co.
                                                                                                     ------------------------------

                                                                                                     ==============================

                                 FINANCIAL Ishares Russell 2000 Index Fund                                 103,625         103,625
                                           Ono Finance PLC                                                  32,400         122,400
                                                                                                     ------------------------------
                                                                                                           136,025         226,025
                                                                                                     ==============================

                             MANUFACTURING Gaylord Container Corp.                                          16,875          16,875
                                           SF Holdings Group                                                   655             655
                                           Smurfit-Stone Container Corp.                                    60,000          60,000
                                                                                                     ------------------------------
                                                                                                            77,530          77,530
                                                                                                     ==============================

                         METALS & MINERALS Metals USA                                                       70,500          70,500
                                           Republic Technologies International                                   3              23
                                                                                                     ------------------------------
                                                                                                            70,503          70,524
                                                                                                     ==============================

                        SERVICE INDUSTRIES American Banknote Corp.                                               1               1
                                           Spincycle                                                             4               4
                                                                                                     ------------------------------
Total Common Stocks
(Cost of $81,238, $636,205,
and $717,443 respectively)                                                                                       5               5
                                                                                                     ==============================
                                                                                                           425,322         803,607




                                                                                                     ------------------------------
TOTAL INVESTMENT PORTFOLIO - 100%
(Cost of $147,310,478, $27,501,983,
and $174,812,461 respectively)                                                                          21,877,646     150,878,662
                                                                                                     ==============================


(1) It is not expected that any of the securities will have to be sold as a result of the Reorganization. However, the foregoing sentence shall not be deemed to restrict in any way the ability of the investment manager of the Acquiring Fund to buy or sell securites in the normal course of such Fund's business and operations.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

        PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                      AS OF SEPTEMBER 30, 2000 (UNAUDITED)



                                   Scudder High      Kemper High        Pro Forma         Pro Forma
                                    Yield Bond     Yield Opportunity    Adjustments        Combined
                                  -------------     -------------      -------------     -------------
Investments, at value             $ 129,001,016     $  21,877,646                        $ 150,878,662
Cash                                    135,554              --                          $     135,554
Other assets less liabilities         1,418,286           509,056      $     (15,649)(2) $   1,911,693
                                  -------------     -------------      -------------     -------------
Total Net assets                  $ 130,554,856     $  22,386,702      $     (15,649)    $ 152,925,909
                                  =============     =============      =============     =============

Net Assets
Class S Shares                    $ 130,554,856                                          $ 130,554,856
Class A Shares                                      $   9,483,681      $      (5,709)    $   9,477,972
Class B Shares                                      $  10,944,900      $      (7,373)    $  10,937,527
Class C Shares                                      $   1,958,121      $      (2,567)    $   1,955,554
Shares Outstanding
Class S Shares                       12,788,909        12,788,909
Class A Shares                                          1,366,333           (438,030)          928,303
Class B Shares                                          1,577,804           (506,548)        1,071,256
Class C Shares                                            282,086            (90,553)          191,533
Net Asset Value per Share
Class S Shares                    $       10.21                                          $       10.21
Class A Shares                                      $        6.94                        $       10.21
Class B Shares                                      $        6.94                        $       10.21
Class C Shares                                      $        6.94                        $       10.21

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


              PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
        FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)



                                                          Scudder High        Kemper High           Pro Forma        Pro Forma
                                                           Yield Bond      Yield Opportunity       Adjustments       Combined
                                                        ------------------------------------------------------------------------
Investment Income:
  Interest and dividend income                            $ 16,664,527         3,742,655          $      --        $ 20,407,182
                                                        ------------------------------------------------------------------------
            Total Investment Income                         16,664,527         3,742,655                             20,407,182
  Expenses
     Management fees                                         1,069,772           195,625           (192,532)(3)       1,072,865
     12B-1                                                           -           132,234             72,635 (4)         204,865
     Trustees Fees                                              75,969            26,598            (26,598)(5)          75,969
     All other expenses                                        556,344           358,143           (435,034)(6)         479,453
                                                        ------------------------------------------------------------------------
  Total expenses before reductions                           1,702,085           712,600           (581,529)          1,833,156
  Expense reductions                                          (557,825)           (2,620)           560,445 (7)               -
                                                        ------------------------------------------------------------------------
  Expenses, net                                              1,144,260           709,980            (21,084)          1,833,156
                                                        ------------------------------------------------------------------------
                                                        ------------------------------------------------------------------------
Net investment income (loss)                                15,520,267         3,032,675             21,084          18,574,026
                                                        ------------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments                (11,834,538)       (2,586,478)                --         (14,421,016)

  Net unrealized appreciation (depreciation)
     of investments                                         (4,909,300)       (2,160,377)                --          (7,069,677)
                                                        ------------------------------------------------------------------------

Net increase in net assets from operations                $ (1,223,571)     $ (1,714,180)         $  21,084        $ (2,916,667)
                                                        ========================================================================



                Notes to Pro Forma Combining Financial Statements
                                   (Unaudited)
                               September 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2000 for Scudder High Yield Bond Fund and Kemper High Yield Opportunities Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $15,649 to be borne by Kemper High Yield Opportunity Fund.

3. Represents reduction in management fees resulting from the utilization of Scudder High Yield Bond Fund's new investment management fee for the entire year.

4. Reclassification of accounting service fees as being covered under the 12b-1 plan.

5.  Reduction in trustee fees resulting from the Reorganization.

6. Represents reduction in other expenses resulting from the utilization of Scudder High Yield Bond Fund's administrative fee for the entire year and reclassification of accounting service fees as being covered under the 12b-1 plan.

7.  Represents elimination of expense waivers.

              Thank you
                     for mailing your proxy card promptly!

================================================================================

                              We appreciate your
                            continuing support and
                           look forward to serving
                              your future needs.

Kemper Funds
================================================================================
 . Kemper High Yield Opportunity Fund




                                                            KP High Yield Opp #9

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                      KEMPER HIGH YIELD OPPORTUNITY FUND

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 2

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Scudder High Yield Bond Fund,
(ii) each shareholder of the Fund would receive shares of Scudder High Yield Bond Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's buildings in the Fund, and
(iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 3

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE